     As filed with the Securities and Exchange Commission on April 26, 2002

                                                              File No. 333-19189
                                                              File No. 811-08001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

               Pre-Effective Amendment No.                            [_]
               Post-Effective Amendment No.  9                        [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

               Amendment No.  10                                      [X]

                       STATE FARM LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                       STATE FARM LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
             (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number: (309) 766-0886

                               Laura P. Sullivan
                      State Farm Life Insurance Company
                             One State Farm Plaza
                       Bloomington, Illinois  61710-0001
              (Name and Address of Agent for Service of Process)


                                  Copy to:
                           W. Thomas Conner, Esquire
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2415


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]  on May 1, 2002 pursuant to paragraph (b) of Rule 485
     [ ]  80 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      TITLE OF SECURITIES BEING REGISTERED:
Individual variable deferred annuity policies.

                                                                    May 1, 2002


                                    [GRAPHIC]

VARIABLE DEFERRED
    ANNUITY



                           State Farm Life Insurance



                                    Company



                     Variable Deferred Annuity Prospectus


[LOGO] STATE FARM
INSURANCE (R)
profile



                           Profile Dated May 1, 2002

                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

                  STATE FARM LIFE INSURANCE COMPANY VARIABLE
         ANNUITY SEPARATE ACCOUNT OF STATE FARM LIFE INSURANCE COMPANY

                                 P.O. Box 2307

    Bloomington, Illinois 61702-2307 Telephone: (888) 702-2307 (Toll free)


This profile is a summary of some of the more important points that you should know and consider before purchasing a policy. The full prospectus that accompanies this profile more fully describes the policy. Please read that prospectus carefully and retain it for future reference.

''We,'' ''us,'' ''our,'' and ''State Farm'' refer to State Farm Life Insurance Company.

''You'' and ''your'' refer to the owner of a Policy.

1. What Is The Policy?

The Policy is a contract between you and State Farm Life Insurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity payments to begin, you choose an ''Annuity Date,'' and we will start sending you payments. This profile also discusses other ways to access your money.

The Policy permits you to allocate premiums to six subdivisions, or ''subaccounts,'' of the State Farm Life Insurance Company Variable Annuity Separate Account (the ''Variable Account''). Each subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the ''Fixed Account''), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity payments you receive.

The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1/2/ years old, you may have to pay income tax and an additional 10% tax penalty. When you decide you want to start /receiving annuity payments, you can choose an annuity option that will provide you with a lifetime income.


If you participate in a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. Therefore, if you are considering purchasing a tax-qualified Policy, you should contact your attorney or tax advisor regarding suitability of the Policy for your situation.


2. What Are My Annuity Options?

When you want to begin receiving annuity payments, you can choose from four annuity options:

Life Annuity -- You will receive payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive payments for as long as you live).

Life annuity with certain period -- You will receive payments as long as the Annuitant lives or to the end of the certain period, if longer.

Joint and last survivor life annuity -- You will receive payments as long as the Annuitant or a second designated person (such as your spouse) is alive.

Fixed year annuity -- You will receive payments for the number of years you select.

We will use the money you accumulate under your Policy to provide annuity payments.

You tell us how much of your money to apply to fixed annuity payments and how much to apply to variable annuity payments. We will allocate Policy value that you apply to provide fixed annuity payments to the Fixed Account. Under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity,'' the amount of each annuity payment will be the same. Under the ''fixed years'' annuity option, the payments will never be less than the minimum payment stated in the Policy.

We will allocate Policy value that you apply to provide variable annuity payments to the Funds you select, and the amount of each annuity payment will vary according to the investment performance of those Funds.

3. How Do I Purchase A Policy?

You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.

To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than age 70 (age 85 for a

Roth IRA, age 75 for a Roth IRA in Pennsylvania). You may purchase a non-tax-qualified Policy if you are not more than 85 years old (75 years old in Pennsylvania).

4. What Are My Allocation Options?

There are seven different allocation options under the Policy. You can allocate premiums to one or more of the six ''subaccounts'' of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust. The six Funds are:
  .  Large Cap Equity Index Fund
  .  Small Cap Equity Index Fund
  .  International Equity Index Fund
  .  Stock and Bond Balanced Fund
  .  Bond Fund
  .  Money Market Fund

You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy value in the Fixed Account at an effective annual rate of at least 3%.

5. What Are The Expenses Under The Policy?

Insurance Charges. Once each year, we deduct a $30 Annual Administrative Fee.
We currently waive this charge if the amount of total premiums you have paid is at least $50,000. We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15%.

Surrender Charge. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity payments, or (3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity.'' We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.


Fund Expenses. There are Fund expenses, which, in 2001, ranged on an annual basis from 0.34% to 0.75% of the average daily value of your money invested in the Funds.


The following chart is designed to help you understand the expenses that you will pay under the Policy.


The column ''Total Annual Insurance Charges'' shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.47% of the value of an average Policy which is assumed to be $6,400) and the 1.15% mortality and expense risk charge.


The column ''Total Annual Fund Charges'' shows the investment charges for each Fund. The charges shown for each Fund reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by a Fund (other than the Stock and Bond Balanced Fund and the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitations are voluntary and the adviser may terminate them at any time.

The column ''Total Annual Charges'' shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns.


The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $1,000 you paid when you purchased the Policy. The examples use the average Policy Accumulation Value of $6,400 and assume that the Annual Administrative Fee is 0.47% and that your Policy earns 5% annually before charges. For more information about the expenses under the Policy, refer to the ''Fee Table'' in the full prospectus that accompanies this Profile.




                                                                       If you surrender
                                                                         or annuitize
                                                                      your Policy at the    All charges
                                  Total                               end of 1 year you      excluding
                                 Annual                                 would pay the    surrender charges,
                                Insurance Total Annual     Total          following        assessed over
Fund(1)                          Charges  Fund Charges Annual Charges      expenses       a 10 year period
Large Cap Equity Index Fund       1.62%       0.34%         1.96%            $92                $233
Small Cap Equity Index Fund       1.62%       0.50%         2.12%            $94                $250
International Equity Index Fund   1.62%       0.75%         2.37%            $96                $276
Stock and Bond Balanced Fund      1.62%       0.44%(1)      2.06%            $93                $244
Bond Fund                         1.62%       0.59%         2.21%            $95                $260
Money Market Fund                 1.62%       0.50%         2.12%            $94                $250



(1)The investment adviser to the Funds is not paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to bear any other expenses incurred by the Stock and Bond Balanced Fund. (The investment adviser may change this at any time.) However, the investment adviser will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests -- the Large Cap Equity Index Fund and the Bond Fund. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, approximate indirect investment charges can be derived for the Stock and Bond Balanced Fund.

6. How Will My Investment in The Policy Be Taxed?

You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income and in certain circumstances also may be subject to a 10% penalty tax.

7. How Do I Access My Money?

Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:

  .  You can withdraw part of your money (a surrender charge may apply).


  . You can surrender the Policy, taking the proceeds as a single lump sum payment or applying the proceeds to an annuity option (a surrender charge may apply).


  . You can also take withdrawals using our systematic withdrawal program (a surrender charge may apply).

After the Annuity Date, if you have selected the ''fixed year'' annuity option, you may request withdrawals.

The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty.

8. How Is The Performance of The Policy Presented?

The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest. State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.

9. Does The Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount as of the end of the Valuation Period during which we receive due proof of death.

The Death Benefit amount will be the greater of:

    (1)the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

    (2)the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

    (3)the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive due proof of death, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

10. What Other Information Should I Know?

The Policy has several additional features, including the following:

Free-Look Right. You have a ''free-look right''; that is, the right to return the Policy to us at our Home Office or to an authorized State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of (1) the premiums paid under the Policy, or (2) your Policy value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period; solely for this purpose, we assume your free-look period starts 10 days after we issue your Policy.

Transfers. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each Policy year. The maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity payments have been elected.

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

Systematic Withdrawal Program. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11. How Can I Make Inquiries?

If you need further information about the Policy, please write us at our home office, call us at (888) 702-2307 (toll free), or contact a registered State Farm Agent. The address of our home office is:

     State Farm Life Insurance Company
     P.O. Box 2307
     Bloomington, IL 61702-2307
     Telephone: (888) 702-2307 (Toll free)
prospectus


                         PROSPECTUS DATED MAY 1, 2002

                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY

              STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                     Telephone: (888) 702-2307 (Toll free)

Unless otherwise indicated, this prospectus describes the Policy's operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

State Farm Life Insurance Company ("State Farm," "we," "us," or "our") is offering the individual variable deferred annuity policy described in this prospectus. State Farm designed the variable annuity policy (the "Policy") to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the "Owner," "you," or "your") can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both.

To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than age 70 (age 85 for a Roth IRA, age 75 for a Roth IRA in Pennsylvania). You may purchase a non-tax-qualified Policy if you are not more than 85 years old (75 years old in Pennsylvania).

The Owner determines the amount and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

  . to the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account"), and

  .  to State Farm's general account (the "Fixed Account").

The Variable Account is divided into subaccounts (each, a "Subaccount"). Each Subaccount invests in a corresponding investment portfolio ("Fund") of State Farm Variable Product Trust (the "Trust"). The Funds currently available are:

  .  Large Cap Equity Index Fund

  .  Small Cap Equity Index Fund

  .  International Equity Index Fund

  .  Bond Fund

  .  Money Market Fund

  .  Stock and Bond Balanced Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

  .  four annuity options

  .  a minimum Death Benefit upon the Annuitant's death

  . dollar cost averaging, portfolio rebalancing and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. A prospectus for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.


A Statement of Additional Information ("SAI") contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI has the same date as this prospectus. The SAI is incorporated herein by reference. The Table of Contents for the SAI is on page 21 of this prospectus. You may obtain a free copy of the SAI by writing to or calling State Farm at the address or phone number shown above. The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding other registrants that file electronically with the SEC.



INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE AN EXISTING ANNUITY CONTRACT OR INSURANCE POLICY WITH THIS POLICY. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

table of


                               Table of Contents


                Index of Terms                                2
                Fee Table                                     3
                EXAMPLE                                       4
                Condensed Financial Information               5
                  1. What is the Policy?                      6
                  2. What are my Annuity Options?             6
                  3. How Do I Purchase A Policy?              7
                     Applying for a Policy                    7
                     Initial Premium                          7
                     Issuance of a Policy                     7
                     Exchange Privilege: Deferred Annuity     7
                     Mutual Fund Exchange Offer for Certain
                     Policy Owners                            8
                     Free-Look Right to Cancel Policy         8
                     Making Additional Premium Payments       8
                  4. What Are My Allocation Options?          8
                     Premium Allocations                      8
                     Subaccount Options                       9
                     Fixed Account Option                     9
                     Transfers                               10
                     Dollar-Cost Averaging Program           10
                     Portfolio Rebalancing Program           10
                     Policy Accumulation Value               10
                     Cash Surrender Value                    10
                     Subaccount Policy Accumulation Value    11
                     Accumulation Unit Value                 11
                     Net Investment Factor                   11
                     Fixed Policy Accumulation Value         11
                  5. What are the Expenses Under the Policy? 11
                     Surrender Charge                        11
                     Annual Administrative Fee               12


                   Transfer Processing Fee                     12
                   Mortality and Expense Risk Charge           12
                   Fund Expenses                               12
                6. How Will My Investment in the Policy be
                   Taxed?                                      12
                   Introduction                                12
                   Tax Status of the Policies                  13
                   Tax Treatment of Annuities                  13
                   Taxation of Non-Qualified Policies          13
                   Taxation of Qualified Policies              14
                   Other Tax Consequences                      15
                7. How Do I Access My Money?                   15
                   Withdrawals                                 15
                   Surrenders                                  16
                   Systematic Withdrawal Program               16
                   Requesting Payments and Telephone
                   Transactions                                16
                8. How Is the Performance of the Policy
                   Presented?                                  17
                9. Does the Policy Have A Death Benefit?       17
               10. What Other Information Should I Know?       18
                   State Farm and the Variable Account         18
                   Modification                                19
                   Distribution of the Policies                19
                   Legal Proceedings                           20
                   Reports to Policy Owners                    20
                   Insurance Marketplace Standards Association 20
                   Financial Statements                        20
               11. How Can I Make Inquiries?                   20
              Table of Contents of the Statement of Additional
              Information                                      21


             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                    THIS PROSPECTUS CONSTITUTES AN OFFERING
                ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING

                             MAY LAWFULLY BE MADE.



                                                                       contents

Index of Terms

Accumulation Unit -- A unit of measure used to calculate Variable Policy Accumulation Value.

Accumulation Unit Value -- The value of a Subaccount's Accumulation Unit. A Subaccount's Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

Annuitant -- The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

Annuity Date -- You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive due proof of the Annuitant's death. Payment intervals start on this date. The first annuity payment is at the end of the first payment interval.

Cash Surrender Value -- The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

Code -- The United States Internal Revenue Code of 1986, as amended.

Final Annuity Date -- The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

Fixed Account -- Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.

Fixed Annuity Payment -- An annuity payment supported by our General Account. Under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity,'' the amount of each annuity payment will be the same. Under the ''fixed years'' annuity option, the payments will never be less than the minimum stated in the Policy.

Fixed Policy Accumulation Value -- The Policy Accumulation Value in the Fixed Account.

Fund -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

General Account -- Our assets not allocated to the Variable Account or any other separate account.

Home Office -- P.O. Box 2307, Bloomington, Illinois 61702-2307. Telephone:
(888) 702-2307 (toll free).

Initial Premium Payment -- The amount shown in the Policy that you paid on the Policy Date.

Net Asset Value Per Share -- The value per share of any Fund on any Valuation Day. The prospectus for the Trust describes the method of computing the Net Asset Value Per Share.


Payee -- If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.


Policy Accumulation Value -- The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

Policy Date -- The effective date of this Policy.

Policy Month, Year, Or Anniversary -- Each Policy Month, Year, or Anniversary is measured from the Policy Date.

Request -- A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish.

SEC -- The United States Securities and Exchange Commission.

Subaccount -- A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Accumulation Value -- The Policy Accumulation Value in a Subaccount.

Successor Owner -- Your Successor Owner is named in the application if you are not the Annuitant.

Valuation Day -- Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount's corresponding Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account -- A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

Variable Annuity Payment -- An annuity payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

Variable Policy Accumulation Value -- The sum of all Subaccount Policy Accumulation Values.


terms

Fee Table

The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Policy. See ''Distribution of the Policies'' for information on compensation of persons selling the Policy.


  Policy Owner Transaction Expenses

  Surrender Charge (1)


        Year                                % of Amount Withdrawn
        1                                            7%
        2                                            6%
        3                                            5%
        4                                            4%
        5                                            3%
        6                                            2%
        7                                            1%
        8 and over                                   0%
        Transfer Processing Fee      No charge for first 12 transfers
                                     in a Policy Year; thereafter, State
                                     Farm may charge a $25 fee per
                                     transfer
        Annual Administrative Fee    $30 (waived if total premiums paid
                                     are at least $50,000)

        Variable Account
        Annual Expenses
        (as a percentage of Variable
        Account Value)
        Mortality and Expense Risk
        Charge                                    1.25%(2)



(1)After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the ''Free Withdrawal Amount.'' The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The total surrender charge we deduct cannot exceed 8 1/2% of the total premiums you have paid under the Policy. The surrender charge may be waived in certain additional circumstances. See ''Surrender Charge,'' page 11.


(2)The amount shown in the Fee Table reflects the maximum mortality and expense risk charge that we can charge. The mortality and expense risk charge that we currently charge is 1.15%. See ''Mortality and Expense Risk Charge,'' page 12.
Fund Annual Expenses
(as a percentage of average daily net assets)


The investment advisory fees shown below are the actual amounts incurred in the fiscal year ended December 31, 2001 for each of the Funds. The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee was derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table below and for purposes of the Example below.


By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund also will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own Other Expenses. Other Expenses reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each Fund (other than the International Equity Index
Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time.

                                 Investment           Other Expenses             Total Annual Expenses
Fund                            Advisory Fees (after expense limitation) (3) (after expense limitation) (3)
Large Cap Equity Index Fund         0.26%                  0.08%                          0.34%
Small Cap Equity Index Fund         0.40%                  0.10%                          0.50%
International Equity Index Fund     0.55%                  0.20%                          0.75%
Stock and Bond Balanced Fund        0.36%                  0.08%                          0.44%
Bond Fund                           0.50%                  0.09%                          0.59%
Money Market Fund                   0.40%                  0.10%                          0.50%



(3)Absent this expense limitation, Other Expenses for the Small Cap Equity Index Fund and International Equity Index Fund would be 0.14% and 0.33%, respectively.


EXAMPLE


The purpose of the following Example is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. The Example is calculated based on the fees and charges shown in the tables above. For a more complete description of these expenses, see ''What are the Expenses under the Policy?'' beginning on page 11 of this prospectus, and see the prospectus for the Trust. The Example uses the average Policy Accumulation Value of $6,400 so that the Annual Administration Fee is 0.47%. The tables above and the Example do not reflect transfer processing fees. You might incur transfer processing fees if you make more than twelve transfers in a Policy Year. See ''Transfer Processing Fee,'' page 12. The Example assumes you have invested all your money in the Variable Account.



You would pay the following expenses on a $1,000
initial premium, assuming a 5% annual return on  1. If you surrender or annuitize your 2. If you do not surrender or annuitize
assets and the charges and expenses listed       Policy at the end of the stated time  your Policy at the end of the stated
in the Fee Table above:                          period:                               time period:
Subaccount                                        1 Yr         3 Yrs    5 Yrs  10 Yrs   1 Yr          3 Yrs   5 Yrs    10 Yrs
Large Cap Equity Index                           $92          $112     $139     $233   $20            $63    $108      $233
Small Cap Equity Index                           $94          $117     $148     $250   $22            $68    $116      $250
International Equity Index                       $96          $124     $160     $276   $25            $76    $129      $276
Stock and Bond Balanced Fund                     $93          $115     $145     $244   $21            $66    $113      $244
Bond Fund                                        $95          $120     $152     $260   $23            $71    $121      $260
Money Market Fund                                $94          $117     $148     $250   $22            $68    $116      $250




Please do not consider the Example as a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and you should not consider it a representation of past or future annual returns, which may be greater or less than this assumed rate.

Condensed Financial Information


The following table shows the value of an Accumulation Unit for each Subaccount and the number of outstanding accumulation units since the Variable Account began operations through the fiscal year ending December 31, 2001. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.




                                                                      Year Ended December 31,
                                                             -----------------------------------------
                                                                2001       2000      1999      1998
                                                             ---------- ---------- --------- ---------
Large Cap Equity Index
  Accumulation unit value at Beginning of period                 $13.10     $14.62    $12.29    $10.00
  Accumulation unit value at end of period                       $11.38     $13.10    $14.62    $12.29
  Number of Accumulation units Outstanding at end of period  18,195,488 15,651,592 9,589,062 2,268,943
Small Cap Equity Index
  Accumulation unit value at Beginning of period                 $10.97     $11.48     $9.66    $10.00
  Accumulation unit value at end of period                       $11.06     $10.97    $11.48     $9.66
  Number of Accumulation units Outstanding at end of period   8,224,638  7,048,002 4,144,714 1,165,426
Bond
  Accumulation unit value at Beginning of period                 $11.14     $10.38    $10.56    $10.00
  Accumulation unit value at end of period                       $12.08     $11.14    $10.38    $10.56
  Number of Accumulation units Outstanding at end of period   5,936,182  4,645,569 3,763,800 1,087,170
Money Market
  Accumulation unit value at Beginning of period                 $11.29     $10.77    $10.36    $10.00
  Accumulation unit value at end of period                       $11.58     $11.29    $10.77    $10.36
  Number of Accumulation units Outstanding at end of period   3,134,242  2,554,366 2,247,788   780,327
International Equity
  Accumulation unit value at Beginning of period                 $11.77     $13.97    $11.20    $10.00
  Accumulation unit value at end of period                        $9.11     $11.77    $13.97    $11.20
  Number of Accumulation units Outstanding at end of period   9,063,124  7,541,566 4,189,443 1,082,873
Stock and Bond Balanced
  Accumulation unit value at Beginning of period                 $12.11     $12.55    $11.35    $10.00
  Accumulation unit value at end of period                       $11.54     $12.11    $12.55    $11.35
  Number of Accumulation units Outstanding at end of period   4,094,603  3,665,483 2,570,571   472,461


Financial Statements -- The Statement of Additional Information includes financial statements for the Variable Account and State Farm, and the reports of the independent accountants.

1. What is the Policy?


The Policy is an individual variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See ''How Will My Investment in the Policy be Taxed?,'' page 12. The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see "Distribution of the Policies," page 19.


When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as ''Subaccounts'') of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the ''Subaccount Policy Accumulation Value,'' will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See ''Fixed Account Option,'' page 9.


You can request that we transfer Policy Accumulation Value from one account to another, subject to certain conditions. See ''Transfers,'' page 10.


2. What are my Annuity Options?

  . You choose the Annuity Date when you want annuity payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You select an annuity option from those listed below, and indicate whether you want your annuity payments to be fixed or variable or a combination of fixed and variable.

  . If you do not select an annuity option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1.

  . On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity payments.

If your Policy has been in force for at least five Policy Years, and you choose a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity,'' we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity payment, whether fixed or variable, on the amount of proceeds applied under the annuity option you have selected and on ''annuity purchase rates'' based on the Annuitant's age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

If you have told us you want fixed annuity payments, under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity,'' the amount of each annuity payment will be the same. Under the ''fixed years'' annuity option, the payments will never be less than the minimum payment stated in the Policy.

If you told us you want variable annuity payments, the amount of variable annuity payments will vary according to the investment performance of the Funds you have selected to support your variable annuity payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity payments. Payment intervals start on the Annuity Date. The first annuity payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

options
investing


We may require satisfactory proof that the Annuitant is living when each annuity payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

If you have selected the ''fixed years'' annuity option, you may request withdrawals at any time.

The available annuity options are:

Option 1 -- Life Annuity. Payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 -- Life Annuity with Certain Period. Payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Owner.

Option 3 -- Joint and Last Survivor Life Annuity. Payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 -- Fixed Years. Payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Owner.


You may elect State Farm's ''Additional Deposit Rider.'' This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an Annuity Option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100.


3. How Do I Purchase A Policy?

Applying for a Policy. To purchase a Policy, you must

  . complete an application and submit it to an authorized State Farm agent, and

  . pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan.

See ''Initial Premium,'' below. We reserve the right to reject an application for any lawful reason.

Initial Premium. You may purchase the Policy to use in connection with tax-qualified plans, or on a non-tax-qualified basis.

  . To purchase a non-tax-qualified Policy, you may not be more than 85 years old (75 years old in Pennsylvania) on the Policy Date.

  . To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than 70 years old (85 years old for Roth IRA, age 75 for a Roth IRA in Pennsylvania) on the Policy Date.

You must also make a minimum initial premium payment or make periodic payments under a special monthly payment plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:



                                             Issue Age         Issue Age
                                               0-65            66 or more
   Minimum initial premium
   required for non-tax-qualified Policy       $1,200            $ 5,000
                                           ($100 per month
                                         for special monthly
                                            payment plan)
   Minimum initial premium
   required for tax-qualified Policy            $600             $25,000
                                           ($50 per month    ($2,000 for Roth
                                         for special monthly       IRA)
                                            payment plan)



Issuance of a Policy. Once we receive your initial premium and your completed application at our Home Office, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information.

The Policy Date of your Policy will be the date we receive the initial premium, except when we receive the premium on the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.

Exchange Privilege: Deferred Annuity. State Farm will permit the policy owner of a State Farm deferred annuity contract which has not yet been annuitized to exchange such contract for a Policy. If you exchange a State Farm deferred annuity for a Policy, State Farm will waive any surrender charge on the deferred annuity. We can change this program at any time.

Mutual Fund Exchange Offer for Certain Policy Owners

Certain Policy Owners have the right to surrender their Policy or withdraw part of their Policy Accumulation Value and use the proceeds to purchase Class A or Class B shares of State Farm Mutual Fund Trust (the ''Retail Mutual Fund''). The Retail Mutual Fund is a registered investment company that is managed by State Farm Investment Management Corp., the investment adviser to the Trust. If you exchange your policy for Retail Mutual Fund shares, we will not charge any exchange fee at the time of the exchange, and we will waive the surrender charge that would otherwise be applicable to surrender of a Policy or withdrawal of a portion of a Policy.

Before deciding to make an exchange, you should carefully read the prospectus for the Retail Mutual Fund. Mutual funds are not variable deferred annuities like the Policy, and therefore any investment in a mutual fund does not have the same features as your Policy, such as the death benefit and the right to annuitize. The following charges may be imposed if you exchange your Policy, or a portion of your Policy, for shares of any series of the Retail Mutual Fund:

  . The front-end sales charge on the purchase of Class A shares of the Retail Mutual Fund (which will be waived if your Policy is not subject to a surrender charge);

  .  The Administrative Fee under the Policy; and

  . The contingent deferred sales charge on the subsequent redemption of Class B shares of the Retail Mutual Fund (calculated from the date of the original purchase of your Policy).

Requirements. We will determine, in our sole discretion, who can make an exchange offer, the time period(s) during which the ability to make an exchange offer is available, and when to terminate your ability to make an exchange offer. We may also establish fixed periods of time for exchanges under a particular Policy (a ''window'') of at least 60 days in length, and limit the number of exchanges you may make.

The ability to make an exchange offer also is subject to the following limitations:

  . If the surrender charge that we waive is less than the front-end sales charge you would incur on Class A shares, the proceeds of the surrender or withdrawal of the Policy can be used only to purchase Class B shares of the Retail Mutual Fund; and

  . Only those persons who purchased a Policy as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A may participate in the exchange offer.

Taxes. There should be no adverse tax consequences for tax-qualified retirement plan participants who elect to exchange from a Policy to the Retail Mutual Fund.

Further Information. You can contact your registered State Farm agent for more information on your ability to make an exchange offer.

Free-Look Right to Cancel Policy. During your ''free-look'' period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:

      (1) the premium payments made under the Policy during the free-look period; or

      (2) the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy at our Home Office (if you return the Policy to the Home Office), or when our agent receives the Policy (if you return the Policy to the agent) for cancellation.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. For any premium we receive after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at our Home Office. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

4. What Are My Allocation Options?

Premium Allocations. When you apply for a Policy, you specify the percentage of premium you wish to allocate to each Subaccount of the Variable Account and to the Fixed Account.

  . Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

  . You can change the allocation percentages at any time by sending a satisfactory written or telephone request to our Home Office (provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request.

Until the free-look period expires, we allocate all premiums to the Fixed Account. At the end of this period, we transfer Policy Accumulation Value to the Subaccounts and/or leave it in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. Solely for this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.

Subaccount Options. The Variable Account has six Subac-counts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the ''1940 Act''). State Farm Investment Management Corp. (''SFIM'') serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).


  . The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks/1/. This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.



  . The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000(R) Small Stock Index/2/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.



  . The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the ''EAFE(R) Free'')/3/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.


  . The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

  . The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.

  . The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT DOES NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this prospectus. See also ''The Trust,'' page 19.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser.


Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See ''State Farm's Fixed Account Option,'' page 18. There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. See ''Transfers,'' page 10.




(1) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the ''Product and the Funds'') is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see ''Relationships with the Companies that Maintain the Benchmark Indices'' in this prospectus.)


(2) The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the ''Fund'') is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see ''Relationships with the Companies that Maintain the Benchmark Indices'' in this prospectus.)


(3) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (''Morgan Stanley''). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the ''Fund'') is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see ''Relationships with the Companies that Maintain the Benchmark Indices'' in this prospectus.)

Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity payments have been elected.

You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request at our Home Office. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See ''Requesting Payments and Telephone Transactions,'' page 16. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused ''free'' transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the ''Money Market Subaccount'') or the Subaccount investing in the Bond Fund (the ''Bond Subaccount'') to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Home Office (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the

Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount's Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount's Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount's Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ''ex-dividend'' date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.


Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.


5. What are the Expenses Under the Policy?

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.

  . Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant's Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; and (5) the distribution of various reports to Owners.

  . Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business.

  . Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant's Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge


If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1/2% of the total premiums paid. We may also deduct a surrender charge when you take annuity payments or when proceeds are paid upon the Owner's death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity.'' See ''What are my Annuity Options?'' page 6. We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See ''Does the Policy have a Death Benefit?'' page 17.


If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash

Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a ''Free Withdrawal Amount'' without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the ''Fee Table,'' page 3.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ''Terminally Ill'' or has been confined continuously to an ''Eligible Hospital'' or ''Eligible Nursing Home'' for at least three months before the date we receive the request. ''Terminally Ill,'' ''Eligible Hospital,'' and ''Eligible Nursing Home'' are defined in the Policy.

Annual Administrative Fee

We will deduct an annual administrative fee (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We will waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.

Transfer Processing Fee

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

Mortality and Expense Risk Charge

State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See ''Net Investment Factor,'' page 11.

Fund Expenses

Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund's advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund's expenses, advisory fees and other expenses, see the prospectus for the Trust.

6. How Will My Investment in the Policy be Taxed?

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the ''IRS'').

You may purchase the Policy on a non-tax-qualified basis (''Non-Qualified Policy'') or purchased on a tax-qualified basis (''Qualified Policy''). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies

Diversification Requirements. The Code requires that the investments of the Variable Account be ''adequately diversified'' in order for the Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

Investor Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See ''Death of Owner'' rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner's death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies

Non-Natural Person. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the ''investment in the contract'' (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner's investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.


Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:


  .  made on or after the taxpayer reaches age 59 1/2/; /

  .  made on or after the death of an Owner;

  .  attributable to the taxpayer's becoming disabled; or

  . made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant, or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.


Taxation of Qualified Policies

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner's investment in the Policy to the participant's total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.


For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches age 70 1/2/ or (2) the calendar year in which the plan participant retires, and must be made in a specified form or manner. If the plan participant is a ''5 percent Owner'' (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the plan participant's death. /



Withholding. Distributions from certain qualified plans generally are subject to withholding for the Owner's federal income tax liability. The withholding rates vary according to the type of distribution and the Owner's tax status. The Owner may be provided the opportunity to elect not to have tax withheld from distributions. ''Eligible rollover distributions'' from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a ''direct rollover'' from the plan to another tax-qualified plan or IRA.


Brief descriptions follow of the various types of qualified retirement plans in connection with a Policy. We will endorse the Policy as necessary to conform it to the requirements of such plan.


Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.


Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an ''Individual Retirement

Annuity'' or ''IRA.'' These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be ''rolled over'' or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA program, under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age
59 1/2/ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. /


Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to tax penalties. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor.



Prototype Safe Harbor 401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $11,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $1,000 "catch-up" contribution. Employers must either match their employees' contributions (up to 4% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's plan is called "Safe Harbor" because the provisions eliminate the requirement for extensive non-discrimination testing.


Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

7. How Do I Access My Money?


You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See ''Does the Policy have a Death Benefit?,'' page 17. When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See ''What are my Annuity Options?,'' page 6.


Withdrawals


You may request to withdraw part of the Cash Surrender Value at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the ''fixed years'' annuity option, you may request withdrawals after the Annuity Date. See ''What are my Annuity Options?,'' page 6.) You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See ''Requesting Payments and Telephone Transactions,'' page 16. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See ''Requesting Payments and Telephone Transactions,'' page 16. Withdrawals may be limited or restricted under certain Qualified Policies.


When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

Surrenders


You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the ''fixed years'' annuity option, you may request a surrender after the Annuity Date. See ''What are my Annuity Options?,'' page 6.) The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a ''life annuity,'' ''life annuity with certain period,'' or a ''joint and last survivor life annuity,'' we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See ''Requesting Payments and Telephone Transactions,'' below.


Systematic Withdrawal Program

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to our Home Office. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

We will assess any applicable surrender charge on these withdrawals. See ''Surrender Charge,'' page 11. We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to our Home Office or give them to an authorized State Farm agent for forwarding to our Home Office. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at our Home Office of all the documents required for such a payment. We will determine the payment amount as of the end of the Valuation Period during which our Home Office receives all required documents. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit generally through the State Farm Benefit Management Account(R), an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account(R). We will pay interest on the amount in the State Farm Benefit Management Account(R) from the date we receive due proof of death at the Home Office to the date we close the State Farm Benefit Management Account(R). Amounts in the State Farm Benefit Management Account(R) are not insured by the Federal Deposit Insurance Corporation or any other agency, and unlike the assets in the Variable Account, are not protected against the claims of our other creditors.

We may delay making a payment or processing a transfer request if:

  . the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

  . the SEC by order permits postponement of payment to protect State Farm's Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Telephone Transactions. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program and systematic withdrawal changes.


Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your State Farm agent's or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Home Office or to a registered State Farm agent for forwarding to our Home Office.


8. How Is the Performance of the Policy Presented?

State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.

The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. ''Standardized'' average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes. ''Non-Standard'' average annual total return information may be presented, computed on the same basis as described above, except that total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor's(R) Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any ''deduction'' for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9. Does The Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount as of the end of the Valuation Period during which we receive due proof of death.

The Death Benefit amount will be the greater of:

    (1)the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

    (2)the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

    (3)the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive due proof of death, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value on the first Policy Anniversary is the greater of:

    (1)any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first Policy Anniversary; or

    (2)the Policy Accumulation Value, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:

    (1)The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or

    (2)the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80, is equal to the Maximum Anniversary Value applicable on the Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary.


If the Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive due proof of the Annuitant's death. The beneficiary must choose the annuity option as well as whether the annuity payments are to be fixed or variable or a combination of fixed and variable. See ''What are my Annuity Options?,'' page 6. If no annuity option has been chosen for the Death Benefit to be paid, or if the annuity option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account(R). See ''Requesting Payments and Telephone Transactions,'' page 16. For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see ''Payment of Proceeds Upon Death of Owner or Annuitant'' in the Statement of Additional Information.


If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see ''Death of Owner'' in the Statement of Additional Information.

10. What Other Information Should I Know?

State Farm and the Variable Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm also sells insurance in the Canadian provinces of Alberta, New Brunswick, and Ontario. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm's general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933 NOR HAVE WE REGISTERED THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN A PROSPECTUS.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The

Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a ''separate account'' within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. See the Trust's prospectus for more detail.

The Trust. State Farm Investment Management Corp. (''SFIM''), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. For more information concerning the investment adviser and investment sub-adviser, please see the accompanying prospectus for the Trust.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send Owners voting instruction materials, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification

  . We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

  . to assure continued qualification of the Policy as an annuity under the Code; or

  . to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Distribution of the Policies

State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the ''NASD''). The Policies may not be available in all states. State Farm VP Management Corp. receives commissions of up to 2.5% of premiums paid in connection with the sale of the Policies. Up to an additional 2.5% of premium is paid on the first $2,000 of first-year premium.

The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as insurance agents. These registered representatives receive commissions for selling Policies calculated as a percentage of premiums. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

Legal Proceedings

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

Insurance Marketplace Standards Association

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements


The Statement of Additional Information contains the audited statutory basis statements of admitted assets, liabilities, capital and surplus for State Farm as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



The Statement of Additional Information also contains the combined audited Generally Accepted Accounting Principles (''GAAP'') basis statements of assets and contract owners' equity and surplus for the Variable Account as of December 31, 2001, and the related statements of operations for the year then ended and changes in contract owners' equity and surplus for the two years ended December 31, 2001, as well as the Report of the Independent Accountants.


11. How Can I Make Inquiries?

You may make inquiries regarding a Policy by writing to us at our Home Office, by calling us at (888) 702-2307 (Toll free), or by contacting a registered State Farm agent.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI.

table of


                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at our Home Office or calling us at 1-(888) 702-2307 (Toll free).


                              Statement of Additional Information
                                       Table of Contents
Additional Policy Provisions                 Annuity Payment Provisions

  The Policy                                   Amount of Fixed Annuity Payments

  Ownership                                    Amount of Variable Annuity Payments

  Incontestability                             Annuity Units

  Error in Age or Sex                          Annuity Unit Value

  Participation                              Payment of Proceeds Upon Death of Owner or

  Assignment                                 Annuitant

Calculation of Historical Performance Data     Death of Owner

  Money Market Subaccount Yields               Death Of Annuitant

  Other Subaccount Yields                    Addition, Deletion or Substitution of Investments

  Average Annual Total Returns               Safekeeping of Account Assets

  Effect of the Annual Administrative Fee on Distribution of the Policies

  Performance Data                           Legal Matters

  Other Total Returns                        Experts

  Use of Indexes                             Other Information

  Other Information                          Relationships with the Companies that Maintain the

Net Investment Factor                        Benchmark Indices

                                             Financial Statements



                                                                       contents

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                         FORWARDING SERVICE REQUESTED

                                                                           U.S.
                                                                        POSTAGE
                                                                           PAID

                                                                          STATE
                                                                           FARM

                                                                      INSURANCE
                                                                      COMPANIES

                                                             PRESORTED STANDARD






[LOGO] STATE FARM
INSURANCE (R)

                                  Issued By:
                       State Farm Life Insurance Company
                    (Not licensed in New York or Wisconsin)
                State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                      Home offices: Bloomington, Illinois

                        State Farm VP Management Corp.
             (Underwriter and Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-888/702-2307
                   Investment Company Act File No. 811-08001

231-3548.6-CH

                                                              Printed in U.S.A.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED May 1, 2002

                   STATE FARM VARIABLE DEFERRED ANNUITY POLICY


               STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT
                      OF STATE FARM LIFE INSURANCE COMPANY
                                  P.O. Box 2307

                        Bloomington, Illinois 61702-2307


                              --------------------

     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the variable deferred annuity policy (the "Policy") offered by State Farm Life Insurance Company ("State Farm, "we," "us," or "our"). You may obtain a copy of the Prospectus dated May 1, 2002 by calling 1-888-702-2307 (Toll free) or by writing to our Home Office at the above address. Terms used in the current Prospectus for the Contract are incorporated into and made a part of this Statement of Additional Information.

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES
                          FOR THE POLICY AND THE FUNDS.





Form 231-3555                                                  Printed in U.S.A.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ADDITIONAL POLICY PROVISIONS...............................................   1
     The Policy............................................................   1
     Ownership.............................................................   1
     Incontestability......................................................   1
     Error in Age or Sex...................................................   1
     Participation.........................................................   1
     Assignment............................................................   2
CALCULATION OF HISTORICAL PERFORMANCE DATA.................................   2
     Money Market Subaccount Yields........................................   2
     Other Subaccount Yields...............................................   4
     Average Annual Total Returns..........................................   5
     Effect of the Annual Administrative Fee on Performance Data...........   6
     Other Total Returns...................................................   6
     Use of Indexes........................................................   6
     Other Information.....................................................   7
NET INVESTMENT FACTOR......................................................   7
ANNUITY PAYMENT PROVISIONS.................................................   8
     Amount of Fixed Annuity Payments......................................   8
     Amount of Variable Annuity Payments...................................   8
     Annuity Units.........................................................   8
     Annuity Unit Value....................................................   9
PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT.......................  10
     Death of Owner........................................................  10
     Death Of Annuitant....................................................  11
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS..........................  12
SAFEKEEPING OF ACCOUNT ASSETS..............................................  13
DISTRIBUTION OF THE POLICIES...............................................  13
LEGAL MATTERS..............................................................  13
EXPERTS....................................................................  14
OTHER INFORMATION..........................................................  14
RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES.......  14
FINANCIAL STATEMENTS.......................................................  15

                          ADDITIONAL POLICY PROVISIONS

THE POLICY

     The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

     Only an officer has the right to change the Policy. No agent has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

OWNERSHIP

     You, as the Owner, are named in the application. You may exercise any provision of the Policy only by request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

     You may change the Owner or Successor Owner by sending us a request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and/or Successor Owners can be named.

INCONTESTABILITY

     We will not contest the Policy. Any rider has its own incontestability provision.

ERROR IN AGE OR SEX

     If the Annuitant's, Payee's, or second designated person's date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant's, Payee's, second designated person's age and sex before annuity payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

PARTICIPATION

     We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

ASSIGNMENT

     You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

                   CALCULATION OF HISTORICAL PERFORMANCE DATA

     From time to time, State Farm may disclose yields, total returns, and other performance data of the Subaccounts and the Funds. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, advertisements and sales literature may quote the current annualized yield of the Subaccount investing in the Money Market Fund of the State Farm Variable Product Trust (the "Trust") for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Money Market Fund (the "Money Market Subaccount").

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Money Market Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Annual Administrative Fee, and the mortality and expense risk charge. For purposes of calculating current yields for a Policy, an average per unit Annual Administrative Fee is used based on the $30 Annual Administrative Fee. Current Yield is calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

                                /365/7/
     Effective yield = (1 + ((NCS-ES)/UV))  - 1

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

     Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

     The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals of Policy Accumulation Value.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

     The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by
2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the Annual Administrative Fee and the mortality and expense risk charge. The yield calculation assumes an Annual Administrative Fee of $30 per Policy deducted at the end of each Policy Year. For purposes of calculating the 30-day or one-month yield, an average Annual Administrative Fee based on the average Policy Accumulation Value in the Subaccount is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield  =   2 X (((NI - ES)/(U X UV)) + 1)/6/ - 1)

     Where:

     NI     =   net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.

     ES     =   expenses of the Subaccount for the 30-day or one-month period.

     U      =   the average number of units outstanding.

     UV     =   the unit value at the close (highest) of the last day in the 30-
                day or one-month period.

     Because of the charges and deductions imposed under the Policies, the yield for the Subaccount is lower than the yield for the corresponding Fund.

     The yield on the amounts held in the Subaccounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals and surrenders of Policy Accumulation Value.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     Standard average annual total returns are calculated using Subaccount Unit Values which State Farm calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, and the deductions for the Annual Administrative Fee. The calculation assumes that the Annual Administrative Fee is $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating average annual total return, an average per-dollar per-day Annual Administrative Fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of Policy Accumulation Value at the end of the period for the return quotation taking into account the applicable Free Withdrawal Amount. The total return is calculated according to the following formula:

     TR   =    ((ERV/P)/1/N/) - 1

     Where:

     TR   =    the average annual total return net of Subaccount recurring charges.

     ERV  =    the ending redeemable value (net of any applicable Surrender
               Charge) of the hypothetical account at the end of the period.

     P    =    a hypothetical initial payment of $1,000.

     N    =    the number of years in the period.

     From time to time, sales literature or advertisements may present historic performance data for an investment portfolio in which a Subaccount invests, shown since the portfolio's inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic performance would include data that precedes the inception date of the Subaccount. This data is designed to show the performance that would have resulted if the Policy had been in existence during that time. This type of non-standard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

EFFECT OF THE ANNUAL ADMINISTRATIVE FEE ON PERFORMANCE DATA


     The Policy provides for a $30 Annual Administrative Fee (currently waived for Policies with respect to which total premiums paid are at least
$50,000) that is deducted from the Subaccounts and the Fixed Account pro-rata. For purposes of reflecting the Annual Administrative Fee in yield and total return quotations, the average Policy Accumulation Value of $6,400 is used so that the Annual Administrative Fee is 0.47%.


OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect deduction of the Surrender Charge. Other total returns are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts withdrawn.

     State Farm may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

     CTR   =   (ERV/P) - 1

     Where:

     CTR   =   The cumulative total return net of Subaccount recurring charges for the period.

     ERV   =   The ending redeemable value of the hypothetical investment at the end of the period.

     P     =    A hypothetical single payment of $1,000.

USE OF INDEXES

     From time to time, the performance of certain historical indexes may be presented in advertisements or sales literature. The performance of these indexes may be compared to the performance of certain Subaccounts or Funds, or may be presented without such a comparison.

OTHER INFORMATION

     The following is a partial list of those publications which may be cited in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

  Broker World                              Financial World
  Across the Board                          Advertising Age
  American Banker                           Barron's
  Best's Review                             Business Insurance
  Business Month                            Business Week
  Economist                                 Consumer Reports
  Forbes                                    Financial Planning
  Inc.                                      Fortune
  Insurance Forum                           Institutional Investor
  Insurance Week                            Insurance Sales
  Journal of the American Society of        Journal of Accountancy
    CLU & ChFC                              Journal of Commerce
  Kiplinger's Personal Finance              Life Association News
  Life Insurance Selling                    Manager's Magazine
  MarketFacts                               Money
  National Underwriter                      Nation's Business
  Morningstar, Inc.                         New York Times
  New Choices (formerly 50 Plus)            Pensions & Investments
  Pension World                             Round the Table
  Rough Notes                               VARDs
  U.S. Banker                               Working Woman
  Wall Street Journal


                              NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          (a) the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the Valuation period; plus or minus

          (c)  a per share charge or credit for any taxes reserved for

     (2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

     (3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

                           ANNUITY PAYMENT PROVISIONS

     AMOUNT OF FIXED ANNUITY PAYMENTS. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity payments will be applied under the annuity option you have chosen. For a "life annuity;" "life annuity with certain period," or a "joint and last survivor life annuity," the annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change. For the "fixed years" annuity option, the annuity option payment factor guaranteed in the Policy times that amount will be the minimum amount of each payment. Each of these payments may be higher if any additional interest has been credited on the balance of the account.

     The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

     AMOUNT OF VARIABLE ANNUITY PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

     ANNUITY UNITS. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

     (1) is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

     (2) is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

     (3) is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

     ANNUITY UNIT VALUE. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the annuity option payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity payment and the amount by which each variable annuity payment varies from one payment to the next.

                ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.  Accumulation unit value for current
     valuation period..............................................        11.12
2.  Accumulation unit value for immediately
     preceding valuation period....................................        11.10
3.  Annuity unit value for immediately preceding
     valuation period..............................................        20.00
4.  Factor to compensate for the assumed
     investment rate of 3.5%.......................................        .9999
5.  Annuity unit value of current valuation
     period ((1) / (2)) x (3) x (4)................................        20.03


                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1.  Number of accumulation units at Maturity Date..................       10,000
2.  Accumulation unit value........................................        11.12
3.  Adjusted Policy Accumulation Value (1)x(2).....................      111,200
4.  Monthly annuity payment per $1,000
     of adj. Policy Accumulation Value.............................         5.82
5.  Monthly annuity payment (3)x(4) / 1,000........................       647.18
6.  Annuity unit value at Maturity Date............................        20.03
7.  Number of annuity units (5)/(6)................................      32.3105
8.  Assume annuity unit value at the end of
     first month equal to..........................................        20.20
9.  First monthly annuity payment (7)x(8)..........................       652.67
10. Assume annuity unit value at the end of second month equal to..        19.90
11. Second monthly annuity payment (7)x(10)........................       642.98
12. Assume annuity unit value at the end of third month equal to...        20.50
13. Third monthly annuity payment (7)x(12).........................       662.37

              PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

DEATH OF OWNER

     The Code requires the following distributions under a Non-Qualified annuity when you die.

     (1) If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

     (2) If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

     (3) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

     (4) If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

     (5) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner.

     (6) If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse's life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1.

     (7) If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

     (8) If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

     If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

     Other rules apply to Qualified Policies.

DEATH OF ANNUITANT

     DEATH OF ANNUITANT WHO IS NOT AN OWNER. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the Beneficiary Provisions of the Policy. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

     If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant's date of death.

     BENEFICIARY DESIGNATION. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name "estate" as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name "children" of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant's date of death will be included.

     We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

     CHANGE OF BENEFICIARY DESIGNATION. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

     After the Annuitant's death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

     ORDER OF PAYMENT. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary's unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor's unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. "When payment is made" means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may:

     (1)  create new separate accounts;

     (2)  combine separate accounts, including the Variable Account;

     (3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

     (4) make any Subaccount available to such classes of policies as we may determine;

     (5)  add new funds or remove existing funds;

     (6) substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

     (7) deregister the Variable Account under the Act if such registration is no longer required; and

     (8) operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

     The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

                          SAFEKEEPING OF ACCOUNT ASSETS

     State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm's General Account assets and from the assets in any other separate account.

     Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

     A fidelity bond in the amount of $5 million covering State Farm's directors, officers, and employees has been issued by National Union Fire Insurance Company.

                          DISTRIBUTION OF THE POLICIES

     State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. The Policies are offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Policies, but reserve the right to discontinue the offering.

                                  LEGAL MATTERS

     All matters relating to Illinois law pertaining to the Policies, including the validity of the Policies and State Farm's authority to issue the Policies, have been passed upon by Kim Brunner, Senior Vice President and General Counsel of State Farm. Sutherland Asbill & Brennan LLP of
Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS

     The statutory basis statements of admitted assets, liabilities, captial and surplus of State Farm Life Insurance Company as of December 31, 2001 and 2000, and the related statutory basis statements of operations and changes in capital and surplus, and cash flows for the years then ended, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

     As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The combined statement of assets and contract owners' equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2001 and the related combined statement of operations for the year then ended and the statements of changes in contract owners' equity and surplus for the two years ended December 31, 2001 included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

     RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

     STANDARD & POOR'S. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and Funds") are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Product and Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust, or the owners of the Product and Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product and Funds or the timing of the issuance or sale of the Product and Funds or in the determination or calculation of the equation by which the Product and Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product and Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY STATE FARM, THE TRUST, OWNERS OF THE PRODUCT AND FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     FRANK RUSSELL COMPANY. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell TM is a trademark of the Frank Russell Company.

The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     MORGAN STANLEY & CO. INCORPORATED. The Morgan Stanley Capital International EAFE(R) Free Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust.

The International Equity Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Morgan Stanley Capital International EAFE(R) Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE(R) Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE(R) Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS


     State Farm's financial statements that follow should be considered only as bearing on State Farm's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. The Variable Account's financial statements as of December 31, 2001 also are included.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm
Mutual Automobile Insurance Company)

Report on Audits of Financial
Statements - Statutory Basis

For the Years Ended December 31, 2001 and 2000

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Table of Contents

------------------------------------------------------------------------------------------

                                                                                   Page(s)


Report of Independent Accountants                                                        1

Financial Statements:

   Statements of Admitted Assets, Liabilities, Capital and Surplus -
     Statutory Basis as of December 31, 2001 and 2000                                    2

   Statements of Operations - Statutory Basis for the years
     ended December 31, 2001 and 2000                                                    3

   Statements of Changes in Capital and Surplus - Statutory Basis
     for the years ended December 31, 2001 and 2000                                      4

   Statements of Cash Flows - Statutory Basis for the years
     ended December 31, 2001 and 2000                                                    5

Notes to Financial Statements - Statutory Basis                                       6-27

Report of Independent Accountants on Supplemental Financial Information                 28

Supplemental Schedule of Assets and Liabilities                                      29-31

Supplemental Summary Investment Schedule and Investment Risk Interrogatories         32-37

                        Report of Independent Accountants

To the Board of Directors
State Farm Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the Company) as of December 31, 2001 and 2000, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

As discussed in Note 16 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Illinois Department of Insurance. The effect of this adoption is recorded as an adjustment to surplus as of January 1, 2001.


/s/ PricewaterhouseCoopers LLP

February 20, 2002

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Statements of Admitted Assets, Liabilities, Capital and Surplus-Statutory Basis
As of December 31, 2001 and 2000
--------------------------------------------------------------------------------------

          ADMITTED ASSETS                                   2001            2000

Bonds:
   United States government                          $ 4,088,260,479   $ 4,731,480,944
   Canadian government and subdivisions                  449,289,351       412,012,579
   Other governmental units                            3,748,705,418     3,070,199,556
   Public utilities                                    2,072,036,361     1,769,941,816
   Industrial and other                               10,672,310,656    10,068,863,463
                                                     ---------------   ---------------
                                                      21,030,602,265    20,052,498,358
                                                     ===============   ===============
Stocks:
   Preferred                                                 645,550           648,350
   Unaffiliated common                                 1,398,264,272     1,220,428,620
   Affiliated common                                       7,386,776         7,194,690
                                                     ---------------   ---------------
                                                       1,406,296,598     1,228,271,660
                                                     ---------------   ---------------

Mortgage loans                                         3,735,223,658     3,239,759,827

Real estate:
   Held for investment                                     7,622,093         7,842,612

Policy loans                                           2,479,576,536     2,349,421,102
Cash                                                       6,435,859         3,945,892
Short-term investments                                    45,303,884        69,201,536
Other invested assets                                     20,157,202        46,225,483
Accounts receivable - investment sales                             -         2,593,068
                                                     ---------------   ---------------
        Total cash and invested assets                28,731,218,095    26,999,759,538

Premiums deferred and uncollected                         80,046,698        83,867,085
Investment income due and accrued                        458,964,734       449,976,709
Federal and foreign income tax
     recoverable (including from affiliates)             327,768,105         6,705,969
Other assets                                              11,371,956        10,122,709
Assets held in separate accounts                         802,772,293       756,192,924
                                                     ---------------   ---------------
        Total admitted assets                        $30,412,141,881   $28,306,624,934
                                                     ===============   ===============

             LIABILITIES                                    2001            2000

Aggregate reserves for life policies and
   contracts                                         $18,858,843,505   $17,722,000,805
Liability for deposit type contracts                   5,307,569,397        70,270,762
Policy and contract claims                               107,521,930       107,811,550
Policyholders' dividend accumulations                      6,360,955         6,590,549
Dividends to policyholders payable in the
   following year                                        670,486,761       651,750,353
Advance premiums, deposits and other
   policy and contract liabilities                       201,777,897       184,300,663
Interest maintenance reserve                              35,401,540        19,915,532
Commissions payable                                       71,685,922        57,237,413
Federal income taxes (payable to affiliates)             140,131,062       102,867,016
Other liabilities                                        507,587,526     5,193,724,510
Liabilities related to separate accounts                 671,039,515       609,281,910
Asset valuation reserve                                  609,736,146       521,555,310
                                                     ---------------   ---------------
        Total liabilities                             27,188,142,156    25,247,306,373
                                                     ===============   ===============

        CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000
   shares authorized, issued and
   outstanding                                             3,000,000         3,000,000

Paid-in surplus                                           21,846,419        21,846,419
Unassigned surplus                                     3,199,153,306     3,034,472,142
                                                     ---------------   ---------------
        Total capital and surplus                      3,223,999,725     3,059,318,561


                                                     ---------------   ---------------
        Total liabilities, capital and surplus       $30,412,141,881   $28,306,624,934
                                                     ===============   ===============


   The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations - Statutory Basis
For the Years Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------------
                                                          2001               2000
Income:
  Premiums and annuity considerations                $2,976,450,659     $2,893,899,475
  Net investment income                               1,963,403,393      1,909,652,542
  Considerations for supplementary contracts with
    life contingencies                                    7,678,737          5,894,696
  Separate account net gain from operations
    excluding unrealized capital gains and losses         2,050,997          7,223,987
  Income from fees associated with investment
    management, administration and contract
    guarantees from separate accounts                     6,872,320          5,784,068
  Other                                                   8,579,914        617,897,554
                                                     --------------     --------------
                                                      4,965,036,020      5,440,352,322
                                                     --------------     --------------
Benefits and other expenses:
  Death benefits                                        663,142,822        590,553,123
  Surrender benefits and other fund withdrawals         736,281,841        881,858,105
  Other benefits and claims                             438,598,793      1,167,813,777
  Payments on supplementary contracts with life
    contingencies                                         6,547,458          5,940,979
  Net transfers to separate accounts                    113,973,225        229,162,659
  Increase in policy and contract reserves            1,136,842,700        742,087,282
  Commissions                                           239,025,220        208,068,827
  General insurance expenses                            539,983,823        495,629,217
  Taxes, licenses and fees                               54,735,037         57,591,183
                                                     --------------     --------------
                                                      3,929,130,919      4,378,705,152
                                                     --------------     --------------
Net gain from operations before dividends to
  policyholders and federal and foreign
  income taxes                                        1,035,905,101      1,061,647,170
Dividends to policyholders                              662,441,266        644,199,045
                                                     --------------     --------------
Net gain from operations before federal and
  foreign income taxes                                  373,463,835        417,448,125
Federal and foreign income taxes incurred
  (excluding capital gains)                             153,611,131        155,026,042
                                                     --------------     --------------
Net gain from operations before net realized
  capital losses                                        219,852,704        262,422,083
Net realized capital losses less capital gains
  tax of $15,952,267 and $19,019,481 (excluding
  $23,390,315 and $741,827 transferred to the IMR
  in 2001 and 2000, respectively)                        (8,459,897)       (24,428,209)
                                                     --------------     --------------
      Net income                                     $  211,392,807     $  237,993,874
                                                     ==============     ==============

   The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Changes in Capital and Surplus - Statutory Basis
For the Years Ended December 31, 2001 and 2000
-------------------------------------------------------------------------------

                                                                   2001               2000
Common stock:
   Balance at beginning and end of year                      $     3,000,000    $     3,000,000
                                                             ---------------    ---------------
Paid-in surplus:
   Balance at beginning and end of year                           21,846,419         21,846,419
                                                             ---------------    ---------------
Unassigned surplus:
   Balance at beginning of year                                3,034,472,142      2,977,816,407
   Net income                                                    211,392,807        237,993,874
   Net unrealized capital losses                                (186,948,834)       (88,165,324)
   Change in nonadmitted assets                                  (90,021,230)            35,708
   Change in asset valuation reserve                             (88,180,837)       (85,380,379)
   Dividends to stockholder (parent company)                        (480,000)          (480,000)
   Other changes in surplus in separate accounts statement       (17,229,235)       (20,952,124)
   Change in net deferred income tax                              94,430,615                 --
   Cumulative effect of changes in accounting principles         225,929,299                 --
   Change in provision for class action settlement
     amounts                                                      15,788,579         13,603,980
                                                             ---------------    ---------------
   Balance at end of year                                      3,199,153,306      3,034,472,142
                                                             ---------------    ---------------
        Total capital and surplus                            $ 3,223,999,725    $ 3,059,318,561
                                                             ===============    ===============

   The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows - Statutory Basis
For the Years Ended December 31, 2001 and 2000
-------------------------------------------------------------------------------

                                                                                  2001                   2000
Cash from operations:
   Premiums and annuity considerations                                      $ 3,001,046,078        $ 2,907,986,886
   Other premiums, considerations and deposits, allowances and
        reserve adjustments and other income                                     20,328,097            628,432,397
   Investment income received (excluding realized gains/losses and
        net of investment expenses)                                           1,959,327,372          1,911,233,225
   Life and accident and health benefits paid                                  (689,330,979)          (600,423,880)
   Surrender benefits and other fund withdrawals paid                          (736,281,841)          (881,858,105)
   Other benefits to policyholders paid                                        (409,539,055)          (171,897,895)
   Commissions, other expenses and taxes paid (excluding
        federal income taxes)                                                  (813,261,051)          (814,000,990)
   Dividends to policyholders paid                                             (643,934,452)          (618,792,413)
   Federal and foreign income taxes paid (excluding tax on capital gains)      (107,067,749)          (152,959,623)
   Other operating expenses paid                                                (42,420,131)          (736,479,208)
   Net transfer from separate accounts                                         (119,560,305)          (242,991,598)
                                                                            ---------------        ---------------
          Net cash from operations                                            1,419,305,984          1,228,248,796
                                                                            ---------------        ---------------
Cash from investments:
   Proceeds from investments sold, matured or repaid:

     Bonds                                                                    1,989,364,694          2,903,136,861
     Stocks                                                                      76,767,090             56,819,252
     Real estate                                                                         --              3,509,909
     Mortgage loans                                                             142,588,732            162,570,290
     Other invested assets                                                       40,207,513             75,681,606
     Other proceeds                                                               2,593,068                     --
     Net gains (losses) on cash and short-term investments                           43,982                 88,337
                                                                            ---------------        ---------------
          Total investment proceeds                                           2,251,565,079          3,201,806,255
   Tax on capital gains                                                          19,019,481             23,035,697
                                                                            ---------------        ---------------
          Total cash from investments                                         2,232,545,598          3,178,770,558
                                                                            ---------------        ---------------
   Cost of investments acquired (long-term only):
     Bonds                                                                    2,937,904,259          3,554,658,209
     Stocks                                                                     429,211,965            412,928,779
     Mortgage loans                                                             638,603,596            446,878,855
     Other                                                                      (15,449,544)                    --
                                                                            ---------------        ---------------
          Total investments acquired                                          3,990,270,276          4,414,465,843
                                                                            ---------------        ---------------
   Increase in policy loans and premium notes                                   130,666,991            139,567,741
                                                                            ---------------        ---------------
          Net cash used in investments                                       (1,888,391,669)        (1,375,263,026)
                                                                            ---------------        ---------------
Cash from financing and miscellaneous sources:
   Deposit type contracts, net                                                  104,840,546                     --
   Other cash provided                                                          347,951,944             57,985,702
   Dividends to stockholders paid                                                  (480,000)              (480,000)
   Other applications, net                                                       (4,634,490)           (22,127,049)
                                                                            ---------------        ---------------
          Net cash from financing and miscellaneous sources                     447,678,000             35,378,653
                                                                            ---------------        ---------------
Net change in cash and short-term investments                                   (21,407,685)          (111,635,577)
Cash and short-term investments, beginning of year                               73,147,428            184,783,005
                                                                            ---------------        ---------------
Cash and short-term investments, end of year                                $    51,739,743        $    73,147,428
                                                                            ===============        ===============

   The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

 1.  Nature of Business Operations

     State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company is also licensed in Canada for the provinces of Alberta, New Brunswick and Ontario. The Company primarily markets individual life and annuity products through an independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 85% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 13%. The Company also writes small amounts of group credit life and employee group life.

     The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

 2.  Summary of Significant Accounting Practices

     The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory accounting practices).

     Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual" - Effective January 1, 2001, which reflects the NAIC's adoption of the Codification of Statutory Accounting Principles (Codification), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. The Company does not use any significant permitted practices.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     Significant statutory accounting practices include:

     A.   Investments

          Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the modified scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the modified scientific method or fair value. Preferred stocks are stated at cost unless the stock is of lower quality, then it is stated at the lower of cost or market value, and common stocks, other than investment in subsidiary, are at market value. Under Generally

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

          Accepted Accounting Principles (GAAP), equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.


          Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

          Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts are deposited and accounted for as they are received. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2001 or 2000.

          Investments in real estate and property acquired in satisfaction of debt are valued at depreciated cost, less encumbrances. The Company uses straight-line depreciation for all its real estate holdings with lives varying between residential and non-residential properties. Accumulated depreciation on such real estate was $12,286,564 and $12,066,045 at December 31, 2001 and 2000, respectively.

          Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

          Short-term investments are stated at amortized cost, which approximates market. The Company has ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying GAAP equity of the investee.

          Investment in a wholly-owned subsidiary is carried at its statutory net equity. Under GAAP reporting, all majority-owned subsidiaries would be consolidated. The net change in the unrealized gain or loss of the wholly-owned subsidiary for the years ended December 31, 2001 and 2000, as reflected in unassigned surplus, is $192,086 and $205,014, respectively.

          Investment income is recorded when earned. Due and accrued investment income that is 90 days past due is excluded from unassigned surplus. No investment income was excluded in 2001 and $11,343 was excluded in 2000. Realized gains and losses on sale or maturity of investments are determined on the basis of specific identification. Aggregate unrealized capital gains and losses were credited or charged directly to unassigned surplus without income tax effect.

     B.   Premiums Deferred and Uncollected

          Premiums deferred and uncollected represent modal premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

     C.   Aggregate Reserves for Life Policies and Contracts

          Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

     D.   Policyholders' Dividends

          All of the Company's life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits.

     E.   Federal and Foreign Income Taxes

          The Company files a consolidated federal income tax return with the following companies:


          State Farm Mutual Automobile              State Farm Indemnity Company
            Insurance Company                       State Farm Lloyds, Inc.
          State Farm International Services, Inc.   State Farm Lloyds
          State Farm Fire and Casualty Company      State Farm Investment Management Corp.
          State Farm Annuity and Life Insurance     State Farm VP Management Corp.
            Company                                 State Farm Financial Services, FSB
          State Farm Life and Accident Assurance    State Farm Florida Insurance Company
            Company                                 State Farm Funding Corp.
          AmberJack, Ltd.                           State Farm Investor Services, (Canada)
          State Farm General Insurance Company        Holding Company
          Fiesta Jack, Ltd.                         Insurance Placement Services, Inc.
          Texas IPSI, Inc.


          The consolidated federal income tax liability is apportioned to each entity in accordance with an agreement authorized by each Company's Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within sixty (60) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within sixty (60) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

          During 2000, the provision for federal income taxes was computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and was based on income, which was currently taxable. Under GAAP, deferred federal income taxes would be provided for temporary differences between the tax basis and financial statement basis of assets and liabilities. During 2001, the reporting of federal and foreign income taxes under Codification is similar to the reporting requirements under GAAP except for the following differences. Under Codification, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income. Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets
          (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by Codification. Instead, Codification requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts attempt to determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the immediately prior year. Finally, under Codification, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state, and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

     F.   Pension Plans and Other Postretirement Benefits

          Pension Plans

          SFMAIC sponsors two qualified defined benefit plans covering substantially all of the Company's employees. One plan is for the United States employees and the other is for Canadian employees.

          For the United States plan, SFMAIC's funding policy is to contribute
          (1) at least the current service cost on a current basis and to fund any unfunded liabilities over the appropriate period and (2) not more than the maximum amount that may be deducted for federal income tax purposes.

          For the Canadian plan, the SFMAIC's funding policy is to comply with the funding requirements in Canada and to comply with the United States requirements for foreign plans.

          Contributions are allocated among participating companies based on Plan provisions. The Company has no legal obligation for benefits under these plans. SFMAIC allocates amounts to the Company based on employee counts.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

          Under GAAP, periodic net pension expense would be based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses rather than based on the funding policy. Under Codification, statutory accounting adopts a similar actuarial approach to estimate pension costs; however, costs related to non-vested participants are excluded.

          Other Postretirement Benefits

          The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans. For United States employees and agents, health care benefits generally include comprehensive medical coverage. For Canadian employees and agents, the health care benefits provided by the Company supplement those provided by the Canadian government.

          As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

          Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.

     G.   Interest Maintenance Reserve and Asset Valuation Reserve

          The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve
          (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and are reflected in the Company's Statements of Operations.

          The AVR provides a reserve for credit related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

     H.   Separate Accounts

          The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.

          Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds which are managed either by the Company or by an outside manager.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

          Separate account assets are reported at market value and liabilities are recorded at amounts equal to assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

     I.   Recognition of Premiums and Annuity Considerations and Related
          Expenses

          Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

     J.   Nonadmitted Assets

          Certain assets designated as "nonadmitted" assets aggregating $456,435,132 and $366,413,902 at December 31, 2001 and 2000,
          respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

     K.   Foreign Exchange

          Foreign assets and liabilities stated in functional currencies are combined with domestic assets and liabilities stated in U.S. dollars. A translation adjustment for the excess of the Company's foreign assets over its foreign liabilities is recognized as a net liability. Under GAAP, the translation of functional currencies to U.S. dollars for assets and liabilities prior to combination with domestic assets and liabilities would be required.

     L.   Stockholder Dividends

          The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

     M.   Agent Termination Benefits

          The Company provides termination benefits for its independent contractor agency force subject to service and age eligibility requirements as defined in agents' contracts. Liabilities are recorded based on the actuarial present value of benefits attributed to the agent according to the Company's termination payment formula at the time eligibility requirements are met.

     The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined, but is presumed to be material.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

3.   Bonds and Other Debt Securities

     The amortized cost and estimated market values of investments in debt securities, including short term investments, are as follows (in thousands):


                                                              December 31, 2001
                                           ------------------------------------------------------
                                                             Gross          Gross       Estimated
                                            Amortized     Unrealized     Unrealized      Market
                                               Cost          Gains         Losses         Value
U.S. treasury securities and obligations
  of U.S. government corporations
  and agencies                             $ 7,759,774    $  567,386     $  (6,232)   $ 8,320,928

Obligations of states and political
  subdivisions                                  94,475         4,035          (507)        98,003

Debt securities issued by foreign
  governments                                  477,310        22,424          (435)       499,299

Corporate bonds and other                   12,744,347       500,834      (111,446)    13,133,735
                                           -----------    ----------     ---------    -----------
     Totals                                $21,075,906    $1,094,679     $(118,620)   $22,051,965
                                           ===========    ==========     =========    ===========


                                                              December 31, 2000
                                           ------------------------------------------------------
                                                            Gross           Gross      Estimated
                                            Amortized    Unrealized      Unrealized      Market
                                               Cost         Gains           Losses        Value
U.S. treasury securities and obligations
  of U.S. government corporations
  and agencies                             $ 7,688,039    $478,548       $ (17,569)    $ 8,149,018

Obligations of states and political
  subdivisions                                 125,254       2,514            (612)        127,156

Debt securities issued by foreign
  governments                                  432,602      16,827            (683)        448,746

Corporate bonds and other                   11,875,805     276,430        (186,253)     11,965,982
                                            ----------    --------        ---------    -----------
     Totals                                $20,121,700    $774,319        $(205,117)   $20,690,902
                                           ===========    ========        =========    ===========


State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

     The amortized cost and estimated market value of debt securities, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                               December 31, 2001
                                                      ------------------------------
                                                                          Estimated
                                                         Amortized          Market
                                                           Cost             Value
     Due in one year or less                           $  1,349,103     $  1,385,207

     Due after one year through five years                5,964,006        6,366,479

     Due after five years through ten years               7,125,749        7,376,213

     Due after ten years                                  6,637,048        6,924,066
                                                       ------------     ------------
             Totals                                    $ 21,075,906     $ 22,051,965
                                                       ============     ============



     Gross proceeds and realized gains and losses on bonds sold at the discretion of the Company for the years ended December 31, were (in thousands):

                                                          2001               2000
     Proceeds                                          $ 516,573        $ 1,186,214
     Gross gains                                          26,327              7,207
     Gross losses                                              -            (10,713)

At December 31, 2001, bonds carried at an amortized cost of $1,582,292 were on deposit with regulatory authorities.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

4.   Mortgage Loans

     The maximum and minimum lending rates for mortgage loans during 2001 were 8.19% and 6.81%, respectively, for commercial loans. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed mortgages or purchase money mortgages was 86%. During 2001, the Company did not reduce interest rates of outstanding mortgage loans. The summary of mortgage loans activity is as follows (in thousands):

                                                               2001      2000

       As of December 31, the Company held mortgages
          with interest more than 180 days past due with
          a recorded investment, excluding accrued
          interest                                           $ 1,852   $ 1,650
       Total interest due on mortgages with interest more
          than 180 days past due                                  56        11
       Taxes, assessments and any amounts advanced
          and not included in the mortgage loan total             --        --
       Book value of total impaired mortgage loans             1,852     1,650
       Book value of impaired loans non-admitted                 835     1,650
                                                             -------   -------
            Total statement value of impaired loans            1,017        --
       Average recorded investment in impaired loans             926     1,650
       Interest income recognized during the period the
          loans were impaired                                     56        11
       Interest income recognized on a cash basis
          during the period the loans were impaired               --        --

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

5.   Equity Investments

     The cost and estimated market value in preferred and common stocks and gross unrealized gains and losses from those investments are as follows (in thousands):

                                          December 31, 2001
                        -----------------------------------------------------
                                           Gross         Gross      Estimated
                                         Unrealized    Unrealized     Market
                            Cost           Gains         Losses       Value

Preferred               $      646       $     --     $    (231)   $      415
Unaffiliated common      1,300,679        219,201      (121,616)    1,398,264
Affiliated common            3,500          3,887            --         7,387


                                          December 31, 2000
                        -----------------------------------------------------
                                           Gross         Gross      Estimated
                                         Unrealized    Unrealized     Market
                            Cost           Gains         Losses       Value

Preferred               $      648       $     10     $    (204)   $      454
Unaffiliated common        951,766        338,860       (70,197)    1,220,429
Affiliated common            3,500          3,695            --         7,195

Gross realized gains and losses consist of the following for the years ended December 31 (in thousands):

                                   2001                         2000
                        -------------------------     -----------------------
                            Gains          Losses        Gains         Losses

Preferred               $       --       $     --     $      18    $       --
Unaffiliated common          6,393         (9,927)        4,717       (13,011)

There were no gross realized gains or losses on affiliated common stocks during 2001 and 2000.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

6.   Investment in Subsidiary

     State Farm Annuity and Life Insurance Company (SFAL), a company authorized to sell life and health insurance, is an affiliate of the Company through direct 100% ownership. SFAL has conducted no insurance business since its inception. A summary of its financial position as of December 31 and its operating results for the years ended December 31 are noted below (in thousands):

                                                           2001         2000

          Admitted assets                              $     7,480  $     7,257
          Liabilities                                           93           62
          Capital and surplus                                7,387        7,195
          Net income                                           192          205

7.   Net Investment Income

     The components of net investment income earned by type of investment for the years ended December 31, were as follows (in thousands):

                                                           2001         2000

          Bonds                                        $ 1,510,509  $ 1,454,398
          Mortgage loans                                   265,962      234,120
          Premium notes, policy loans, and liens           167,013      156,303
          Cash on hand and on deposit                        6,090           --
          Short-term investments                             1,397        9,915
          Other                                             29,121       70,143
                                                       -----------  -----------
             Gross investment income                     1,980,092    1,924,879
          Investment expenses                              (16,468)     (14,703)
          Depreciation                                        (221)        (523)
                                                       -----------  -----------
            Net investment income                      $ 1,963,403  $ 1,909,653
                                                       ===========  ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

8.   Separate Accounts

     Information regarding the Separate Accounts of the Company is as follows (in thousands):

                                                (1)             (2)             (3)            (4)              (5)
                                                             Nonindexed
                                                             Guarantee      Nonindexed    Nonguaranteed
                                                            Less Than or     Guarantee       Separate
                                              Indexed       Equal to 4%     More than 4%     Accounts          Total
Premiums, considerations or deposits for
     year ended December 31, 2001            $      --       $      --       $      --       $ 183,284       $ 183,284
Reserves at December 31, 2001:
   For accounts with assets at:
     Market value                                   --              --              --         629,011         629,011
     Amortized cost                                 --              --              --              --              --
                                             ---------       ---------       ---------       ---------       ---------
        Total reserves                       $      --       $      --       $      --       $ 629,011       $ 629,011
                                             ---------       ---------       ---------       ---------       ---------
Withdrawal characteristics:
   Subject to discretionary withdrawal       $      --       $      --       $      --       $      --       $      --
   With MV adjustment                               --              --              --              --              --
   At book value without MV
        adjustment and with current
        surrender of 5% or more                     --              --              --              --              --
   At market value                                  --              --              --         625,677         625,677
   At book value without MV
        adjustment and with current
        surrender charge less than 5%               --              --              --              --              --
                                             ---------       ---------       ---------       ---------       ---------
   Subtotal                                                                                    625,677         625,677
                                             ---------       ---------       ---------       ---------       ---------
   Not subject to discretionary
        withdrawal                                  --              --              --           3,334           3,334
                                             ---------       ---------       ---------       ---------       ---------
        Total                                $      --       $      --       $      --       $ 629,011       $ 629,011
                                             =========       =========       =========       =========       =========

Reconciliation of net transfers to or (from) separate accounts:
   Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

     Transfers to separate accounts                                                                          $ 184,144
     Transfers from separate accounts                                                                          (70,158)
                                                                                                             ---------
     Net transfers to separate accounts                                                                        113,986
                                                                                                             =========
Reconciling adjustments:
   Transfers on account of deposit-type contracts                                                                  (13)
                                                                                                             ---------
   Transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement      $ 113,973
                                                                                                             =========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

9.   Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

     Bonds and Short-term Investments

     Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

     Mortgage Loans

     Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     Preferred Stocks and Unaffiliated Common Stocks

     Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

     Separate Accounts

     The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

     Cash

     The carrying amount is a reasonable estimate of fair value.

     Structured Annuity Reserves and Other Similar Items

     Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

     Deferred Annuity Reserves

     Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end.

     Advance Premiums

     Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.

     Settlement Options Without Life Contingencies

     Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

     Policy Loans

     Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.

     The estimated fair values and statement values of the Company's financial instruments as of December 31, were as follows (in thousands):

                                                        2001                             2000
                                            ----------------------------     ----------------------------
                                                Fair          Statement          Fair          Statement
                                                Value           Value            Value           Value
Financial assets:
   Bonds                                    $ 22,006,661    $ 21,030,602     $ 20,621,704    $ 20,052,498
   Mortgage loans                              3,736,051       3,735,224        3,209,456       3,239,760
   Preferred stock                                   415             646              454             648
   Unaffiliated common stock                   1,398,264       1,398,264        1,220,429       1,220,429
   Cash                                            6,436           6,436            3,946           3,946
   Short-term investments                         45,304          45,304           69,202          69,202
   Separate accounts                             802,772         802,772          756,193         756,193

Financial liabilities:
   Structured annuity reserves and
     other similar items                    $    462,883    $    447,113     $    446,575    $    427,635
   Deferred annuity reserves                   3,127,768       3,158,485        3,108,464       3,132,166
   Advance premiums                               50,142          50,481           51,653          52,194
   Settlement options without life
     contingencies                             1,005,119       1,005,119          827,662         827,662
   Separate accounts                             671,040         671,040          609,282         609,282

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------


10.  Life Reserves

     A.   Life Contracts and Deposit-Type Contracts

          The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

               Premium-paying Policies

               If the nonforfeiture values provided by such policy are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

               Paid-up Policies

               For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2001, the Company had $58,442,377,696 insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the difference between gross and net premiums totaled $60,622,438 at December 31, 2001. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

          Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

     B. Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

          Annuity Actuarial Reserves and Deposit Type Contract Funds and Other Liabilities Without Life or Disability Contingencies by Withdrawal Characteristics as of December 31, 2001 is as follows (in thousands):


                                                                                         Percentage
                                                                             Amount       of Total
Subject to discretionary withdrawal:
   With market value adjustment                                           $        -            -
   At book value less surrender charge of 5% or more                         712,714          7.4
   At fair value                                                                   -            -
                                                                          ----------        -----
                                                                                   -            -
          Subtotal                                                           712,714          7.4
                                                                          ----------        -----
   At book value without adjustment (minimal or no charge
     or adjustment)                                                        7,805,628         81.2
Not subject to discretionary withdrawal                                    1,097,322         11.4
                                                                          ----------        -----
          Total (gross)                                                   $9,615,664        100.0
                                                                          ==========        =====
Reinsurance ceded                                                                  -
                                                                          ----------
          Total (net)*                                                    $9,615,664
                                                                          ==========
As reported in the Life, and Accident and Health Annual Statement:
   Annuities, total (net)                                                 $3,734,017
   Supplementary contracts with life contingencies, total (net)               57,182
   Disability - active lives (net)                                               590
   Disability - disabled lives (net)                                           1,615
   Deposit-type contracts                                                  5,307,569
                                                                          ----------
          Subtotal                                                         9,100,973
                                                                          ----------
As reported in the Separate Accounts Annual Statement:
   Annuities, total (net)                                                    514,593
   Supplementary contracts, total                                                  -
   Policyholder dividend and coupon accumulations                                  -
   Policyholder premiums                                                           -
   Guaranteed interest contracts                                                   -
   Other contract deposit funds                                                   98
                                                                          ----------
        Subtotal                                                             514,691
                                                                          ----------
        Total annuity actuarial reserves and deposit-type
             contract liabilities                                         $9,615,664
                                                                          ==========


* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------


     C.   Premium and Annuity Considerations Deferred and Uncollected

          Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2001 were as follows (in thousands):

                                       Net of
                           Gross       Loading
Industrial                $     -      $     -
Ordinary new business         686          413
Ordinary renewal           93,696       75,518
Annuity new business            -            -
Annuity renewal                 7            6
Credit life                   149          149
Group life                  3,961        3,961
Group annuity                   -            -
                          -------      -------
   Total                  $98,499      $80,047
                          =======      =======

11.  Federal Income Taxes

     The components of the net deferred tax assets/(liabilities) at December 31, 2001 are as follows (in thousands):

                                                           2001         2000
Total of all deferred tax assets (admitted and
   nonadmitted)                                          $863,168     $ 829,146
Total of all deferred tax liabilities                     (83,465)     (143,874)
Total deferred tax assets nonadmitted in accordance
   with SSAP No. 10                                       452,454       362,912

     There were no unrecognized deferred tax liabilities.

     The components of incurred income tax expense and the change in DTAs and DTLs are as follows (in thousands):

                                                           2001          2000
Current income taxes incurred consist of the
   following major components:
  Current income tax expense                             $155,262      $158,642
  Adjustments to prior year taxes                          (1,651)       (3,616)
                                                         --------      --------
        Combined income tax expense                      $153,611      $155,026
                                                         ========      ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

       The main components of the December 31 deferred tax amounts are as follows (in thousands):

                                     2001           2000          Change
     DTAs:
        Reserves                   $291,799      $ 271,363        $20,436
        DAC                         255,660        244,558         11,102
        Apportioned dividends       234,670        228,113          6,557
        Other                        81,039         85,112         (4,073)
                                   --------      ---------        -------
          Total DTAs                863,168        829,146         34,022
                                   --------      ---------        -------
     DTAs nonadmitted               452,454        362,912         89,542
     DTLs:
        Unrealized gain/loss        (35,515)       (95,325)        59,810
        Deferred premiums           (29,460)       (31,061)         1,601
        Other                       (18,490)       (17,488)        (1,002)
                                   --------      ---------        -------
          Total DTLs                (83,465)      (143,874)        60,409
                                   --------      ---------        -------

The effective tax rate for 2001(combined income tax incurred and change in deferred taxes) differs from the statutory federal income tax rate of 35% due primarily to the impacts of tax-exempt income, IMR amortization, loss from foreign exchange, prior year taxes, foreign taxes and credits, and non-deductible expenses, including meals, penalties, lobbying costs, and spouse travel expenses.

As of December 31, 2001, the Company had no operating loss carryforwards.

The following are income taxes incurred in the current and prior years which will be available for recoupment in the event of future net losses (in thousands):

     2001                                  $ 169,563
     2000                                    174,046
     1999                                    182,215

The examinations of the Company's federal income tax returns for years prior to 1987 and for 1992 and 1993 have been closed by Internal Revenue Service. The returns for years 1987 through 1991 are open but have no issues that would have a material effect on surplus. At this time, the Internal Revenue Service has decided not to examine 1994 and 1995. Amended returns have been filed for 1994 and 1995 to report carryover and affirmative issues. Returns for 1996, 1997, 1998 and 1999 are currently under examination. At this time, there have been no issues raised that would require adjustments which would have a material effect on unassigned surplus.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
--------------------------------------------------------------------------------

12.  Benefit Plans

     A.   Pension Plans

          The Company is a wholly-owned subsidiary of SFMAIC, which sponsors two qualified defined benefit pension plans (one in the U.S. and one in Canada) covering substantially all the Company's employees. The Company has no legal obligation for benefits under these plans. Pension costs are allocated among participating companies based on Plan provisions. Pension cost allocated to the Company amounted to $0 in 2001 and $0 in 2000. No pension cost was allocated in 2001 or 2000 as the plan was subject to the full funding limitations under the Internal Revenue Code.

          SFMAIC also sponsors several non-qualified defined benefit pension plans (in both the U.S. and Canada) covering selected eligible highly compensated employees. Any benefits arising from these plans are paid from SFMAIC's general assets. The Company has no legal obligation for benefits under these plans. SFMAIC allocates amounts to the Company based on employee counts. The Company's share of net expense for these non-qualified plans was $4,111,424 and $1,297,481 for 2001 and 2000, respectively.

     B.   Other Postretirement Benefits

          The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.

          As a result of the policy promulgated by the National Association of Insurance Commissioners (NAIC) concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company's share of the remaining transition obligation for these potential benefits was $32,139,702 and $32,735,260 at December 31, 2001 and 2000, respectively.

          The Company's share of the net post-career benefit cost for the year ended December 31, 2001, was $22,928,202 and included paid benefits, the expected cost of the potential health care and life insurance benefit for newly eligible post-career associates, interest cost and amortization of the transition obligation.

          At December 31, 2001 and 2000, the Company's share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $88,168,226 and $68,889,844, respectively.

     C.   Defined Contribution Benefits

          The Company has unfunded deferred compensation plans for certain highly compensated employees and independent contractor agents.

          The Company participates with its affiliates in a qualified defined contribution plan for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company's contribution for the plan was $3,411,369 and $3,227,007 for 2001 and 2000, respectively. At December 31, 2001, the fair value of plan assets held in trust was $4,210,665,790.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

13. Other Related Party Transactions

     The Company, SFMAIC, State Farm Financial Services, FSB (SFFSB) and State Farm Life Accident and Assurance Company (SFLAAC) are parties to a servicing agreement whereby SFFSB provides collection, reconciliation, and record keeping services for the other parties to the agreement in connection with interest earning accounts provided to certain payees of insurance policies.

     The Company, SFMAIC, State Farm Indemnity Company (SFIC) and State Farm VP Management Corp. (SFVPMC) are parties to a servicing agreement whereby the Company, SFMAIC, and SFIC provide certain services and office space to SFVPMC.

     The Company and SFAL are parties to a servicing agreement whereby the Company agrees to provide SFAL certain services related to the general business of insurance.

     The Company reported $192,523,517 and $161,783,913 as a payable due to affiliates at December 31, 2001 and 2000, respectively. These balances primarily represent the sharing of certain administrative, occupancy and marketing expense, which are allocated between State Farm affiliates in accordance with company cost sharing agreements. The terms of the settlement require that these amounts are settled within 30 days.

     As of December 31, 2001 and 2000, the Company's federal income tax payable to affiliates was $138,509,493 and $102,867,016, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

     The State Farm Liquidity Pool, LLC was created in 2001 as a means to more fully effectively manage short-term investments. The Company, SFMAIC, State Farm Fire and Casualty Company, State Farm General Insurance Company, SFLAAC, SFAL, State Farm Lloyds, State Farm Florida Insurance Company and State Farm County Mutual Insurance Company of Texas are active participants in the pool. At December 31, 2001, SFIC was a non-participating member of the pool. The participants carry their interest in the pool at its underlying GAAP equity. The Company's interest in the pool is reported as a cash equivalent.

     The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

     Rental expense for real estate for 2001 and 2000 was $24,503,076 and $21,568,851, respectively. Rental expense for leased computer and other equipment for 2001 and 2000 was $7,001,000 and $9,064,963, respectively.

14. Contingent Liabilities

     On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

     During 2001 and 2000, in its Statement of Operations, the Company reflected charges for legal and administrative expenses associated with the class action settlement. In addition, the Company has reflected charges for payments to be made or credited to current and former policyholders in accordance with the terms of the settlement agreement. Legal and administrative expenses of $1,722,842 and $13,776,124 and settlement contribution amount totaling $(1,476,462) and $51,281,376 have been reflected in arriving at the amount of 2001 and 2000 net income, respectively. Because of the uncertainty of the ongoing administrative expenses and future settlement contribution amounts, the Company is continuing to reflect in its liabilities as of December 31, 2001 and 2000, the amounts of $72,011,341 and $87,799,920, respectively, as a general provision for additional future charges in connection with this class action lawsuit.

     The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

15. September 11, 2001 Event

     The Company recognized $5,035,029 of death claims as a result of September 11th events. The Company is also a member of the Special Pool Risk Administrators. The net effect of the Company's liability in the pool and the Company's reimbursement for participation in the pool is reflected as an expense within the Statements of Operations of $9,083,528.

16. Codification

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the state of Illinois. Effective January 1, 2001, the state of Illinois required that insurance companies domiciled in the state of Illinois prepare their statutory basis financial statements in accordance with the NAIC "Accounting Practices and Procedures Manual" - Effective January 1, 2001, subject to any deviations prescribed or permitted by the state of Illinois Director of Insurance.

     Accounting changes adopted to conform to the provisions of the NAIC "Accounting Practices and Procedures Manual" - Effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements - Statutory Basis, Continued
-------------------------------------------------------------------------------

     principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle as an adjustment that increased unassigned funds (surplus), of $225,929,299 as of January 1, 2001. The components of the cumulative effect adjustment to unassigned funds (surplus) were as follows (in thousands):

     Increase (Decrease) in Surplus

          Deferred tax asset                                          $ 322,360
          Active agents termination benefits liability                  (88,089)
          Guaranty fund assets                                           (6,949)
          Supplemental pension plan liability                            (5,386)
          Changes in investment valuation                                 5,126
          Foreign exchange liability                                     (1,133)
                                                                      ---------
               Total                                                  $ 225,929
                                                                      =========

                       SUPPLEMENTAL FINANCIAL INFORMATION

     Report of Independent Accountants on Supplemental Financial Information


To the Board of Directors of
State Farm Life Insurance Company:

The report on our audit of the basic statutory basis financial statements (the financial statements) of State Farm Life Insurance Company (the Company) as of December 31, 2001 and for the year then ended is presented on page one of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2001 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2001 and for the year then ended. The Supplemental Schedule of Assets and Supplemental Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.


/s/ Pricewaterhouse Coopers LLP

February 20, 2002

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities
Schedule 1 - Selected Financial Data
December 31, 2001
--------------------------------------------------------------------------------

The following is a summary of certain financial data (in thousands) included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.



Investment income earned:
  U.S. government bonds                                               $  363,232
  Other bonds (unaffiliated)                                           1,147,277
  Preferred stock (unaffiliated)                                              36
  Common stocks (unaffiliated)                                            16,896
  Mortgage loans                                                         265,962
  Real estate                                                              1,947
  Premium notes, policy loans and liens                                  167,013
  Cash on hand and on deposit                                              6,090
  Short-term investments                                                   1,397
  Other invested assets                                                   10,242
                                                                      ----------
      Gross investment income                                         $1,980,092
                                                                      ==========

Real estate owned - book value less encumbrances                      $    7,622
                                                                      ==========
Mortgage loans - book value:
  Residential mortgages                                               $   10,362
  Commercial mortgages                                                 3,724,862
                                                                      ----------
      Total mortgage loans                                            $3,735,224
                                                                      ==========
Mortgage loans by standing - book value:
  Good standing                                                       $3,733,095
                                                                      ==========
  Good standing with restructured terms                               $      919
                                                                      ==========
  Overdue more than three months, not in foreclosure                  $    1,210
                                                                      ==========
  Foreclosure in process                                              $     --
                                                                      ==========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities
Schedule 1 - Selected Financial Data, Continued
December 31, 2001
-------------------------------------------------------------------------------


Other long-term assets - statement value                           $         -
                                                                   ===========
Bonds and stocks of parents, subsidiaries and
     affiliates - book value:
   Common stocks                                                   $     3,500
                                                                   ===========
Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value:
   Due within one year or less                                     $ 1,349,103
   Over 1 year through 5 years                                       5,964,006
   Over 5 years through 10 years                                     7,125,749
   Over 10 years through 20 years                                    5,447,205
   Over 20 years                                                     1,189,843
                                                                   -----------
        Total by maturity                                          $21,075,906
                                                                   ===========
Bonds by class - statement value:
   Class 1                                                         $17,386,406
   Class 2                                                           3,173,241
   Class 3                                                             411,616
   Class 4                                                              66,643
   Class 5                                                                   -
   Class 6                                                              38,000
                                                                   -----------
        Total by class                                             $21,075,906
                                                                   ===========
        Total bonds publicly traded                                $18,660,259
                                                                   ===========
        Total bonds privately placed                               $ 2,415,647
                                                                   ===========
Preferred stocks - statement value                                 $       646
                                                                   ===========
Common stocks - market value                                       $ 1,405,651
                                                                   ===========
Short-term investments - book value                                $    45,304
                                                                   ===========
Cash on deposit                                                    $     6,436
                                                                   ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Supplemental Schedule of Assets and Liabilities
Schedule 1 - Selected Financial Data, Continued
December 31, 2001
--------------------------------------------------------------------------------

Life insurance in force (000):
   Ordinary                                                        $  448,046
                                                                   ==========
   Credit life                                                     $    1,164
                                                                   ==========
   Group life                                                      $   12,529
                                                                   ==========
Amount of accidental death insurance in force under
   ordinary policies                                               $    7,922
                                                                   ==========
Amount of life insurance with disability provisions in force:
   Ordinary                                                        $  304,432
                                                                   ==========
   Group life                                                      $   12,693
                                                                   ==========
Supplementary contracts in force:
   Ordinary - not involving life contingencies:

     Amount on deposit                                             $  644,365
                                                                   ==========
     Income payable                                                $    3,299
                                                                   ==========
   Ordinary - involving life contingencies:
     Income payable                                                $    6,685
                                                                   ==========
Annuities:
   Ordinary:
     Immediate - amount of income payable                          $  128,032
                                                                   ==========
     Deferred - fully paid account balance                         $3,657,046
                                                                   ==========
     Deferred - not fully paid - account balance                   $      814
                                                                   ==========
Deposit funds and dividend accumulations:
     Deposit funds - account balance                               $   66,518
                                                                   ==========
     Dividend accumulations - account balance                      $3,786,991
                                                                   ==========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Supplemental Summary Investment Schedule
December 31, 2001
--------------------------------------------------------------------------------

                                                                                                          Admitted Assets as
                                                                             Gross Investment               Reported in the
                                                                                 Holdings                   Annual Statement

                                                                          Amount       Percentage         Amount        Percentage
1. Bonds:
   1.1  U.S. treasury securities                                     $ 2,425,566,625      8.442     $ 2,425,566,625        8.442
   1.2  U.S. government agency obligations:
        1.21  Issued by U.S. government agencies                         144,581,054       .503         144,581,054         .503
        1.22  Issued by U.S. government sponsored agencies             1,347,756,382      4.691       1,347,756,382        4.691
   1.3  Foreign government (including Canada, excluding
        mortgage-backed securities)                                      424,197,137      1.476         424,197,137        1.476
   1.4  Securities issued by states, territories, and
        possessions and political subdivisions in the U.S.:
        1.41  U.S. States and territories general obligations             14,865,566       .052          14,865,566         .052
        1.42  Political subdivisions of U.S. states, territories
              and possessions general obligations                          5,076,845       .018           5,076,845         .018
        1.43  Revenue and assessment obligations                          74,532,886       .259          74,532,886         .259
        1.44  Industrial development bonds and similar obligations                 -          -                   -            -
   1.5  Mortgage-backed securities (includes residential and
        commercial MBS):
        1.51 Pass-through securities:
             1.511  Guaranteed by GNMA                                   150,414,007       .524         150,414,007         .524
             1.512  Issued by FNMA and FHLMC                              76,295,183       .266          76,295,183         .266
             1.513  Other pass-through securities                         25,092,214       .087          25,092,214         .087
        1.52 Other mortgage-backed securities:
             1.521  Issued by FNMA, FHLMC or GNMA                      3,588,274,890     12.489       3,588,274,890       12.489
             1.522  Other mortgage-backed securities
                    collateralized by MBS issued or guaranteed by
                    FNMA, FHLMC or GNMA                                            -          -                   -            -
             1.523  All Other mortgage-backed securities                 181,993,749       .633         181,993,749         .633
2. Other debt securities (excluding short term):
   2.1  Unaffiliated domestic securities
        (includes credit tenant loans rated by the SVO)               11,362,486,135     39.548      11,362,486,135       39.548
   2.2  Unaffiliated foreign securities                                1,209,469,592      4.210       1,209,469,592        4.210
   2.3  Affiliated securities                                                      -          -                   -            -
3. Equity interests:
   3.1  Investments in mutual funds                                                -          -                   -            -
   3.2  Preferred stocks:
        3.21  Affiliated                                                           -          -                   -            -
        3.22  Unaffiliated                                                   645,550       .002             645,550         .002
   3.3  Publicly traded equity securities (excluding preferred stocks):
        3.31  Affiliated
        3.32  Unaffiliated                                             1,398,264,272      4.867         1,398,264,272      4.867
   3.4  Other equity securities:
        3.41  Affiliated                                                   7,386,776       .026             7,386,776       .026
        3.42  Unaffiliated                                                         -          -                     -          -
   3.5  Tangible personal property under leases:
        3.51  Affiliated                                                           -          -                     -          -
        3.52  Unaffiliated                                                         -          -                     -          -
4. Mortgage loans:
   4.1  Construction and land development                                          -          -                     -          -
   4.2  Agricultural                                                               -          -                     -          -
   4.3  Single family residential properties                              10,361,243       .036            10,361,243       .036
   4.4  Multifamily residential properties                                         -          -                     -          -
   4.5  Commercial  loans                                              3,724,862,415     12.965         3,724,862,415     12.965
5. Real estate investments:
   5.1  Property occupied by company                                               -          -                     -          -
   5.2  Property held for production of income (includes $0
        of property acquired in satisfaction of debt)                      7,622,093       .027             7,622,093       .027
   5.3  Property held for sale ($0 including property
        acquired in satisfaction of debt)
6. Policy loans                                                        2,479,576,536      8.630         2,479,576,536      8.630
7. Receivables for securities
8. Cash and short-term investments                                        51,739,743       .180            51,739,743       .180
9. Other invested assets                                                  20,157,202       .069            20,157,202       .069
                                                                     ---------------    -------       ---------------    -------
10. Total invested assets                                            $28,731,218,095    100.000       $28,731,218,095    100.000
                                                                     ===============    =======       ===============    =======

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories
December 31, 2001
--------------------------------------------------------------------------------

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1,2,3,4,11 and, if applicable 20 through 24. Answer each of interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity's total admitted assets as reported on Page 2 of this annual statement. $ 30,412,141,881

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and policy loans.

                                        1                                        2                3
                                                                                              Percentage
                                                                                               of Total
                               Investment Category                            Amount        Admitted Assets
            ------------------------------------------------------------   ------------     ---------------
     2.01   Other mortgage-backed securities - FHLMC CMO                   $288,272,292          0.9%
     2.02   Other mortgage-backed securities - US DEPT VA VENDEE            198,080,450          0.7%
     2.03   Foreign government - CANADA GOVERNMENT OF                       186,125,110          0.6%
     2.04   Unaffiliated domestic securities - FORD MOTOR CREDIT COMPANY    183,963,401          0.6%
     2.05   Other mortgage-backed securities - FNMA CMO                     162,722,778          0.5%
     2.06   Unaffiliated domestic securities - PPG INDUSTRIES INC.          159,925,535          0.5%
     2.07   Unaffiliated domestic securities - WAL-MART STORES              159,556,595          0.5%
     2.08   Other mortgage-backed securities - GNMA CMO                     148,146,360          0.5%
     2.09   Other mortgage-backed securities - FHLMC CMO                    146,928,063          0.5%
     2.10   Unaffiliated domestic securities - AT&T CORP                    143,376,058          0.5%

3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

            Bonds           1           2             Preferred Stocks      1        2
            ------   ---------------   ----           ----------------   --------   ----

     3.01   NAIC-1   $17,386,406,642   57.2%   3.07        P/RP-1        $269,300   0.0%
     3.02   NAIC-2     3,173,240,750   10.4%   3.08        P/RP-2         126,250   0.0%
     3.03   NAIC-3       411,615,803    1.4%   3.09        P/RP-3         250,000   0.0%
     3.04   NAIC-4        66,642,955    0.2%   3.10        P/RP-4                   0.0%
     3.05   NAIC-5               --     0.0%   3.11        P/RP-5                   0.0%
     3.06   NAIC-6        38,000,000    0.1%   3.12        P/RP-6                   0.0%

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined the statement value of investments dominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments), including (4.01) foreign-currency-denominated investments of $0 (4.02) supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (4.03) Canadian investments and currency exposure of $899,085,487.

     Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatories 5-10. (4.04) Yes [ ] No [ X ]

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2001
--------------------------------------------------------------------------------
 5. Aggregate foreign investment exposure by NAIC sovereign rating:

                                                             1            2
                                                        ------------    -----
    5.01 Countries rated NAIC-1                         $935,031,566     3.1%
    5.02 Countries rated NAIC-2                         $                   %
    5.03 Countries rated NAIC-3 or below                $    221,423     0.0%

 6. Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:

                                                             1            2
                                                        ------------    -----
    Countries rated NAIC-1:
    6.01 Country: Great Britain                         $349,295,118      1.1%
    6.02 Country: Germany                               $154,023,528      0.5%

    Countries rated NAIC-2:
    6.03 Country:                                       $                    %
    6.04 Country:                                       $                    %

    Countries rated NAIC-3 or below:
    6.05 Country: Panama:                               $    221,423      0.0%
    6.06 Country:                                       $                    %

                                                             1            2
                                                        ------------    -----
 7. Aggregate unhedged foreign currency exposure        $                    %

 8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                             1            2
                                                        ------------    -----
    8.01 Countries rated NAIC-1                         $                    %
    8.02 Countries rated NAIC-2                         $                    %
    8.03 Countries rated NAIC-3 or below                $                    %

 9. Two largest unhedged currency exposures to a single country, categorized by NAIC sovereign rating:

    Countries rated NAIC-1:
                                                             1            2
                                                        ------------    -----
    9.01 Country:                                       $                    %
    9.02 Country:                                       $                    %

         Countries rated NAIC-2:
    9.03 Country:                                       $                    %
    9.04 Country:                                       $                    %

         Countries rate NAIC-3 or below:
    9.05 Country:                                       $                    %
    9.06 Country:                                       $                    %

10. List the 10 largest sovereign
    (i.e. non-governmental) foreign issues:

                         1                                   2            3
                    NAIC Rating
                    -----------                         ------------    -----
    10.01  Bonds 2                                      $ 75,384,863      0.2%
    10.02  Bonds 2                                      $ 70,830,422      0.2%
    10.03  Bond 1                                       $ 54,929,934      0.2%
    10.04  Bond 1                                       $ 48,347,626      0.2%
    10.05  Bond 1                                       $ 46,945,586      0.2%
    10.06  Bd 1/CS                                      $ 46,722,943      0.2%
    10.07  Bond 1                                       $ 40,003,216      0.1%
    10.08  Bond 1                                       $ 40,000,000      0.1%
    10.09  Bond 1                                       $ 33,263,909      0.1%
    10.10  Bonds 2                                      $ 31,466,331      0.1%

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Supplemental Investment Risk Interrogatories, Continued
December 31, 2001
--------------------------------------------------------------------------------

11. State the amount and percentages of the reporting entity's total admitted assets held in Canadian investment and unhedged Canadian currency exposure, including Canadian-currency denominated investments of (11.01) $632,203,925 supporting Canadian-denominated insurance liabilities of (11.02) $563,525,717.

     Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory 12. (11.03)                              Yes [ ] No [ X ]

12.  Aggregate Canadian investment exposure.

                                                          1         2
                                                    ------------   ----
     12.01  Canadian Investments                    $266,881,562   0.9%
     12.02  Unhedged Canadian currency exposure      632,203,925   2.1%

13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

     Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets, therefore detail not
     required for interrogatory 13.                             Yes [ X ] No [ ]

14. State the aggregate amounts and percentages of admitted assets held in the largest 10 equity interest (including investments in shares of mutual funds, preferred stocks, publicly traded securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1).

     Assets held in equity interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 14.
                                                                Yes [ ] No [ X ]

                            1                                2           3
                   Investment Category
        ------------------------------------------     ------------   ------
 14.01  Publicly traded equity - GEN ELEC CO           $ 63,871,809     0.2%
 14.02  Publicly traded equity - JOHNSON & JOHNSON       59,641,179     0.2%
 14.03  Publicly traded equity - EXXON MOBIL CORP        54,632,030     0.2%
 14.04  Publicly traded equity - WAL-MART STORES         53,733,917     0.2%
 14.05  Publicly traded equity - MICROSOFT CORP          52,304,905     0.2%
 14.06  Publicly traded equity - IBM CORP                47,325,479     0.2%
 14.07  Publicly traded equity - PFIZER INC.             46,808,926     0.2%
 14.08  Publicly traded equity - MERCK & CO INC.         38,926,423     0.1%
 14.09  Publicly traded equity - INTEL CORP              37,578,504     0.1%
 14.10  Publicly traded equity - CITIGROUP INC.          37,151,463     0.1%

15. State the amounts and percentages of the entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

     Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory 15.                                      Yes [ X ] No [ ]

16. State the aggregate amounts and percentages of the entity's total admitted assets held in general partnership interests (included in other equity securities).

     Assets held in general partnership interest less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
     interrogatory 16.                                          Yes [ X ] No [ ]

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2001
--------------------------------------------------------------------------------

17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.

     Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
     interrogatories 17 and 18.                                   Yes [ ] No [X]

                    1                                 2                   3
           Investment Category
           -------------------                  ------------            -----
    17.01  Commercial                           $ 53,512,909             0.2%
    17.02  Commercial                             49,870,336             0.2%
    17.03  Commercial                             41,595,376             0.1%
    17.04  Commercial                             38,804,903             0.1%
    17.05  Commercial                             33,198,262             0.1%
    17.06  Commercial                             31,047,242             0.1%
    17.07  Commercial                             30,730,482             0.1%
    17.08  Commercial                             28,422,132             0.1%
    17.09  Commercial                             27,527,402             0.1%
    17.10  Commercial                             26,626,693             0.1%

18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                        Residential              Commercial             Agricultural
                                    ------------------     ----------------------     ---------------

     Loan-to-Value                       1          2            3             4        5         6
     -------------                  ----------     ---     --------------     ---     -----     -----

18.01  Above 95%                    $                 %    $                     %                   %
18.02  91% to 95%                   $                 %    $    1,846,761     0.0%    $              %
18.03  81% to 90%                   $                 %    $   60,590,520     0.2%    $              %
18.04  71% to 80%                   $                 %    $1,365,337,239     4.5%    $              %
18.05  Below 70%                    $10,361,243    0.1%    $2,297,087,896     7.8%    $              %
18.06  Construction loans           $                 %    $                     %    $              %
18.07  Mortgage loans over          $   193,205    0.0%    $    1,017,147     0.0%    $              %
       90 days past due
18.08  Mortgage loans in the        $                 %    $                     %    $              %
       process of foreclosure
18.09  Mortgage loans forclosed     $                 %    $                     %    $              %
18.10  Restructured mortgage loans  $                 %    $      919,120     0.0%    $              %

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

     Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets, therefore detail not
     required for interrogatory 19.                            Yes [ X ]  No [ ]

20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                                                At End of
                                                                                Each Quarter

                                                    At Year-End          1st Qtr   2nd Qtr   3rd Qtr
                                                     1        2             3         4         5
                                                   -----    -----        -------   -------   -------

     20.01 Securities lending (do not include
           assets held as collateral for
           such transactions)                      $        $             $         $         $
     20.02 Repurchase agreements                   $        $             $         $         $
     20.03 Reverse repurchase agreements           $        $             $         $         $
     20.04 Dollar repurchase agreements            $        $             $         $         $
     20.05 Dollar reverse repurchase
           agreements                              $        $             $         $         $

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


Supplemental Investment Risk Interrogatories, Continued
December 31, 2001
--------------------------------------------------------------------------------

21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps and floors:

                                        Owned                Written
                                    1          2          3           4
                                  -----      ------     -------     -----
21.01  Hedging                   $           $          $           $
21.02  Income generation         $           $          $           $
21.03  Other                     $           $          $           $


22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:




                                                                   At End of
                                                                  Each Quarter
                                  At Year-End         1st Qtr        2nd Qtr       3rd Qtr
                                  1        2             3              4             5
                               ------   -------       -------     ------------     -------
 22.01  Hedging               $        $         $               $                $
 22.02  Income generation     $        $         $               $                $
 22.03  Replications          $        $         $               $                $
 22.04  Other                 $        $         $               $                $

23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts:


                                                                   At End of
                                                                  Each Quarter
                               At Year-End            1st Qtr        2nd Qtr       3rd Qtr
                               1         2               3              4             5
                             -----     -----          -------     ------------     -------
 23.01  Hedging              $         $         $               $                $
 23.02  Income generation    $         $         $               $                $
 23.03  Replications         $         $         $               $                $
 23.04  Other                $         $         $               $                $

24. State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule.

                               1                            2         3
           ------------------------------------------     -----     -----
 24.01                                                   $               %
 24.02                                                   $               %
 24.03                                                   $               %
 24.04                                                   $               %
 24.05                                                   $               %
 24.06                                                   $               %
 24.07                                                   $               %
 24.08                                                   $               %
 24.09                                                   $               %
 24.10                                                   $               %

State Farm Life Insurance Company
Variable Annuity Separate Account

Report on Audits of Financial Statements

As of December 31, 2001 and for the two
years ended December 31, 2001

State Farm Life Insurance Company
Variable Annuity Separate Account

Index
--------------------------------------------------------------------------------

                                                                         Page(s)


Report of Independent Accountants                                              1
Combined Financial Statements:
  Combined Statement of Assets and Contract Owners' Equity and Surplus,
    December 31, 2001                                                          2
  Combined Statement of Operations for the year ended
    December 31, 2001                                                          3
  Combined Statements of Changes in Contract Owners' Equity and Surplus
    for the years ended December 31, 2001 and 2000                           4-5
Notes to Financial Statements                                               6-10

                        Report of Independent Accountants

To the Board of Directors of State Farm Life Insurance
Company and Contract Owners of the State Farm Life Insurance
Company Variable Annuity Separate Account:

In our opinion, the accompanying combined statement of assets and contract owners' equity and surplus and the related combined statement of operations and statements of changes in contract owners' equity and surplus present fairly, in all material respects, the financial position of State Farm Life Insurance Company Variable Annuity Separate Account (which includes the Large Cap Equity Index Fund, Small Cap Equity Index Fund, Bond Fund, Money Market Fund, International Equity Index Fund, and the Stock and Bond Balanced Fund thereof) as of December 31, 2001, and the results of its operations for the year then ended, and the changes in its contract owners' equity and surplus for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2001 with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

February 20, 2002

State Farm Life Insurance Company
Variable Annuity Separate Account

Combined Statement of Assets and Contract Owners' Equity and Surplus
December 31, 2001
--------------------------------------------------------------------------------

                                                     ASSETS
Investments at market value:
  State Farm Variable Product Trust Funds:
   Large Cap Equity Index Fund, 18,624,907 shares (cost $ 249,646,043)                  $216,421,423
   Small Cap Equity Index Fund, 11,461,936 shares (cost $ 113,923,954)                   108,429,911
   Bond Fund, 7,676,721 shares (cost $ 75,846,930)                                        77,995,479
   Money Market Fund, 42,329,558 shares (cost $ 42,329,558)                               42,329,558
   International Equity Index Fund, 11,631,067 shares (cost $ 135,791,745)               109,332,024
   Stock and Bond Balanced Fund, 4,167,613 shares (cost $ 49,466,235)                     47,260,732
                                                                                        ------------
        Total investments                                                                601,769,127
                                                                                        ------------
        Total combined assets                                                           $601,769,127
                                                                                        ------------
                                           CONTRACT OWNERS' EQUITY AND SURPLUS

Contract owners' equity and surplus:

  Contract owners' equity                                                               $535,902,751
  Surplus contributed                                                                     65,866,376
                                                                                        ------------
        Total combined contract owners' equity and surplus                              $601,769,127
                                                                                        ------------




    The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Combined Statement of Operations
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                             State Farm Variable Product Trust
                                    ---------------------------------------------------------------------------------
                                                                                                            Stock and
                                      Large Cap      Small Cap                  Money      International      Bond
                                    Equity Index   Equity Index     Bond        Market     Equity Index     Balanced
                                        Fund           Fund         Fund         Fund           Fund          Fund       Combined
                                    ------------    ----------   ----------   ----------   ------------   -----------  ------------
Investment income:
   Dividend income                  $  2,266,315    $1,053,988   $3,762,458   $1,377,407   $    843,019   $ 1,697,322  $ 11,000,509

Expenses:
   Mortality and expense
        risk charges                   2,346,368       951,953      719,603      379,681        967,784       526,562     5,891,951
                                    ------------    ----------   ----------   ----------   ------------   -----------  ------------
Net investment income (loss)             (80,053)      102,035    3,042,855      997,726       (124,765)    1,170,760     5,108,558
                                    ------------    ----------   ----------   ----------   ------------   -----------  ------------

Realized loss on investments          (1,467,967)     (570,601)     (25,085)           -       (576,410)     (246,608)   (2,886,671)

Change in unrealized
    appreciation
    (depreciation), net              (28,589,270)    1,892,545    2,377,527            -    (28,598,741)   (3,086,485)  (56,004,424)
                                    ------------    ----------   ----------   ----------   ------------   -----------  ------------
Net realized and
    unrealized
    gain (loss) on
    investments                      (30,057,237)    1,321,944    2,352,442            -    (29,175,151)   (3,333,093)  (58,891,095)
                                    ------------    ----------   ----------   ----------   ------------   -----------  ------------
Net increase (decrease) in
     contract owners' equity
     and surplus from operations    $(30,137,290)   $1,423,979   $5,395,297   $  997,726   $(29,299,916)  $(2,162,333) $(53,782,537)
                                    ============    ==========   ==========   ==========   ============   ===========  ============

    The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Combined Statement of Changes in Contract Owners' Equity and Surplus
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                          State Farm Variable Product Trust
                                   ---------------------------------------------------------------------------------
                                                                                                          Stock and
                                     Large Cap      Small Cap                    Money     International    Bond
                                   Equity Index   Equity Index       Bond       Market     Equity Index   Balanced
                                       Fund           Fund           Fund        Fund          Fund         Fund         Combined
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------
Operations:
   Net investment income
        (loss)                     $    (80,053)  $    102,035   $ 3,042,855  $   997,726  $   (124,765) $ 1,170,760   $  5,108,558
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------

   Realized loss on
        investments                  (1,467,967)      (570,601)      (25,085)        --        (576,410)    (246,608)    (2,886,671)

   Change in unrealized
        appreciation
        (depreciation), net         (28,589,270)     1,892,545     2,377,527         --     (28,598,741)  (3,086,485)   (56,004,424)
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------
   Net realized and unrealized
        gain (loss) on
        investments                 (30,057,237)     1,321,944     2,352,442         --     (29,175,151)  (3,333,093)   (58,891,095)
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------
   Net increase (decrease) in
        contract owners'
        equity and surplus from
        operations                  (30,137,290)     1,423,979     5,395,297      997,726   (29,299,916)  (2,162,333)   (53,782,537)
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------
Contract owners' equity
  transactions:
   Proceeds from units
        purchased                    47,154,784     18,397,079    16,450,595   12,547,733    22,545,801    9,066,173    126,162,165

   Transfers (net) including
        transfers (to) or
        from fixed account           (2,788,617)      (295,276)    3,633,071   (3,110,360)   (1,187,387)    (946,535)    (4,695,104)

   Payments for surrenders
        and other redemptions       (13,384,173)    (5,443,435)   (4,889,403)  (2,664,177)   (5,651,597)  (3,061,050)   (35,093,835)
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------
   Net increase in contract
        owners' equity derived
        from contract
        owners' transactions         30,981,994     12,658,368    15,194,263    6,773,196    15,706,817    5,058,588     86,373,226
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------
        Total increase
          (decrease) in
          contract owners'
          equity and surplus            844,704     14,082,347    20,589,560    7,770,922   (13,593,099)   2,896,255     32,590,689

Contract owners' equity and
surplus:
   Beginning of year                215,576,719     94,347,564    57,405,919   34,558,636   122,925,123   44,364,477    569,178,438
                                   ------------   ------------   -----------  -----------  ------------  -----------   ------------

   End of year                     $216,421,423   $108,429,911   $77,995,479  $42,329,558  $109,332,024  $47,260,732   $601,769,127
                                   ============   ============   ===========  ===========  ============  ===========   ============


    The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Combined Statement of Changes in Contract Owners' Equity and Surplus, Continued For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                        State Farm Variable Product Trust
                             ---------------------------------------------------------------------------------------
                               Large Cap      Small Cap                                                  Stock and
                                Equity         Equity                         Money      International      Bond
                                 Index          Index         Bond            Market     Equity Index     Balanced
                                 Fund           Fund          Fund            Fund            Fund          Fund          Combined
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------

Operations:
  Net investment income      $  2,660,096   $  9,928,917   $ 2,445,899    $  1,577,353   $   1,945,387   $   339,160   $ 18,896,812
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------
  Realized loss on
    investments                   (21,662)       (34,390)     (165,279)           --            (6,295)      (32,779)      (260,405)
  Change in unrealized
    appreciation
    (depreciation), net       (24,836,113)   (14,424,557)    1,427,064            --       (20,935,158)   (1,828,618)   (60,597,382)
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------
  Net realized and
    unrealized
    gain (loss) on
    investments               (24,857,775)   (14,458,947)    1,261,785            --       (20,941,453)   (1,861,397)   (60,857,787)
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------
  Net increase (decrease)
    in contract owners'
    equity and surplus
    from operations           (22,197,679)    (4,530,030)    3,707,684       1,577,353     (18,996,066)   (1,522,237)   (41,960,975)
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------
Contract owners' equity
    transactions:
  Proceeds from units
    purchased                  84,145,317     30,680,995    18,673,622      25,423,108      40,554,526    15,532,252    215,009,820
  Transfers (net) including
    transfers (to) or from
    fixed account              11,076,048      6,155,180    (6,891,748)    (20,639,307)      6,376,360       (50,445)    (3,973,912)
  Payments for surrenders
    and other redemptions      (9,227,219)    (3,205,896)   (2,414,078)     (1,417,832)     (3,664,171)   (1,844,208)   (21,773,404)
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------
  Net increase in contract
    owners' equity derived
    from contract
    owners' transactions       85,994,146     33,630,279     9,367,796       3,365,969      43,266,715    13,637,599    189,262,504
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------
    Total increase in
      contract owners'
      equity and surplus       63,796,467     29,100,249    13,075,480       4,943,322      24,270,649    12,115,362    147,301,529
Contract owners' equity
  and surplus:
  Beginning of year           151,780,252     65,247,315    44,330,439      29,615,314      98,654,474    32,249,115    421,876,909
                             ------------   ------------   -----------    ------------   -------------   -----------   ------------
  End of year                $215,576,719   $ 94,347,564   $57,405,919    $ 34,558,636   $ 122,925,123   $44,364,477   $569,178,438
                             ============   ============   ===========    ============   =============   ===========   ============

    The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements
--------------------------------------------------------------------------------
 1.   General Information

      Organization

      The State Farm Life Insurance Company Variable Annuity Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on December 9, 1996 and commenced operations on February 1, 1998. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

      Sponsor Transactions

      As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as the contract owners' shares. The market value of the Company's investment in the Separate Account as surplus contributed was $65,866,376 and $73,455,507 at December 31, 2001 and 2000, respectively.

      Transfer Processing Fee

      The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year.

 2.   Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets and liabilities, at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

 3.   Significant Accounting Policies

      Valuation of Investments

      The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value, which are based on the daily closing prices of the underlying securities, in accordance with the selection made by the contract owners.

      Security Transactions and Investment Income

      Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

State Farm Life Insurance Company
   Variable Annuity Separate Account

   Notes to Financial Statements, Continued
--------------------------------------------------------------------------------
   Accumulation Unit Valuation

   On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the Exchange by dividing the contract owners' share of the value of each fund's investments and other assets, less liabilities, by the number of contract owners' accumulation units outstanding in the respective fund.

   Federal Income Tax

   The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

   Under the IRC, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

   Financial Highlights

   In February 2002, the AICPA Audit and Accounting Guide, Audits of Investment Companies, required certain financial highlight disclosures for certain separate accounts of life insurance companies, effective for financial statements for periods beginning after December 15, 2000.

4. Expenses and Deductions

   A mortality and expense risk charge is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 1.15% of the daily net asset value of the contract owners' portion of assets in the Separate Account. The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.25% of net assets. Although periodic retirement payments to contract owners vary according to the investment performance of the fund, such payments are not affected by the expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets. The disbursements for mortality and expense risk and premium and death benefit guarantee risk charges amounted to $5,891,951 and $5,033,852 during 2001 and 2000, respectively.

   A $30 administrative fee is deducted from the contract accumulation value upon each contract anniversary, full surrender of the contract if not surrendered on the anniversary, or the annuity date, as defined, if that date is not on the contract anniversary. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract. Total administrative fees earned by the Company were $2,361,886 and $1,532,909 during 2001 and 2000, respectively. These deductions are included in the line item labeled "Payments for surrenders and other redemptions" in the Combined Statements of Changes in Contract Owners' Equity and Surplus.

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

          A surrender charge may be deducted in the event of a withdrawal or surrender to reimburse the Company for expenses incurred in connection with issuing a contract. The full surrender charge will be reduced during the first seven contract years until it reaches zero in the eighth contract year. Total surrender charges were $1,421,372 and $1,038,775 during 2001 and 2000, respectively. These charges are included in the line item labeled "Payments for surrenders and other redemptions" in the Combined Statements of Changes in Contract Owners' Equity and Surplus.

     5.   Contract Owners' Equity and Surplus

          Contract owners' equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.

          At December 31, 2001 and 2000, the contract owners' equity and surplus were represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal contract owners' equity because of rounding):


                                              December 31, 2001
-----------------------------------------------------------------------------------------------------------
                                Contract Owners' Equity                                      Total Contract
                              ----------------------------       Contract                        Owners'
                                   Unit          Units           Owners'         Surplus       Equity and
Fund                               Value      Outstanding        Equity        Contributed      Surplus
Large Cap Equity Index           $ 11.38       18,195,488    $ 207,125,134    $  9,296,289    $ 216,421,423
Small Cap Equity Index             11.06        8,224,638       90,986,021      17,443,890      108,429,911
Bond                               12.08        5,936,182       71,699,900       6,295,579       77,995,479
Money Market                       11.58        3,134,242       36,297,524       6,032,034       42,329,558
International Equity Index          9.11        9,063,124       82,533,500      26,798,524      109,332,024
Stock and Bond Balanced            11.54        4,094,603       47,260,672              60       47,260,732
                                                             -------------    ------------    -------------
   Total                                                     $ 535,902,751    $ 65,866,376    $ 601,769,127
                                                             =============    ============    =============


                                             December 31, 2000
-----------------------------------------------------------------------------------------------------------
                                Contract Owners' Equity                                      Total Contract
                              ----------------------------       Contract                        Owners'
                                   Unit          Units           Owners'         Surplus       Equity and
Fund                               Value      Outstanding        Equity        Contributed      Surplus
Large Cap Equity Index           $ 13.10       15,651,592    $ 204,999,293    $ 10,577,426    $ 215,576,719
Small Cap Equity Index             10.97        7,048,002       77,254,526      17,093,038       94,347,564
Bond                               11.14        4,645,569       51,665,010       5,740,909       57,405,919
Money Market                       11.29        2,554,366       28,742,570       5,816,066       34,558,636
International Equity Index         11.77        7,541,566       88,697,118      34,228,005      122,925,123
Stock and Bond Balanced            12.11        3,665,483       44,364,414              63       44,364,477
                                                             -------------    ------------    -------------
   Total                                                     $ 495,722,931    $ 73,455,507    $ 569,178,438
                                                             =============    ============    =============

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

     Purchases and sales of Trust's shares by the Separate Account for December 31, by each Fund are as follows:

                                               2001                          2000
                                   ---------------------------   ---------------------------
                                     Purchases        Sales        Purchases        Sales
     Large Cap Equity Index        $ 34,856,778    $ 3,954,837   $ 89,150,078    $   495,836
     Small Cap Equity Index          13,894,104      1,133,701     43,701,138        141,942
     Bond                            19,912,530      1,675,413     14,303,621      2,489,927
     Money Market                    13,732,107      5,961,183     16,328,894     11,385,572
     International Equity Index      16,686,105      1,104,053     45,316,561        104,460
     Stock and Bond Balanced          8,061,466      1,832,118     15,329,036      1,352,278
                                   ------------    -----------   ------------    -----------
        Total                      $107,143,090    $15,661,305   $224,129,328    $15,970,015
                                   ============    ===========   ============    ===========


6.   Financial Highlights

     The Company sells a variable annuity insurance product, which has unique combinations of features and fees that are charged against the contract owners' account balances. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

     The financial highlights of each fund of the Separate Account for 2001 are as follows:

                                      At December 31                           For the Year Ended December 31
                                 -------------------------   ------------------------------------------------------------------
                                                                Unit Fair          Net         Expense             Total
                                                 Average          Value         Investment      Ratio              Return
                                                  Net             Lowest          Income        Lowest             Lowest
     Fund                          Units         Assets         to Highest        Ratio*     to Highest**      to Highest***
     ----                        ----------   ------------   ----------------   ----------   ------------   -------------------
     Large Cap Equity Index      18,195,488   $215,999,071   $ 9.58 to $13.44   (0.04%)          1.15%       (26.85%) to (1.18%)
     Small Cap Equity Index       8,244,638   $101,388,738   $ 8.60 to $11.61    0.10%           1.15%       (21.32%) to 5.08%
     Bond                         5,936,182   $ 67,700,699   $11.18 to $12.29    4.49%           1.15%         9.66% to 13.74%
     Money Market                 3,134,242   $ 38,444,097   $11.30 to $11.58    2.60%           1.15%          3.71% to 6.08%
     International Equity Index   9,063,124   $116,128,574   $ 7.87 to $11.81   (0.11%)          1.15%      (28.95%) to (8.37%)
     Stock and Bond Balanced      4,094,603   $ 45,812,605   $10.39 to $12.34    2.56%           1.15%       (12.57%) to 3.71%


* Net Investment Income, as presented in the Statement of Operations, as a percent of Average Net Assets.

** There is no fluctuation in the annualized mortality and expense charge. Refer to Note 4.

*** These amounts represent the total return for the rolling twelve months within the period indicated, including changes in the value of the underlying fund and reflect deductions for all items included in the expense ratio.

State Farm Life Insurance Company
Variable Annuity Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

7.   Net Assets

     The net assets of each Fund of the Separate Account at December 31, 2001 are as follows:


                                                    State Farm Variable Product Trust
                        ------------------------------------------------------------------------------------------
                            Large          Small
                             Cap           Cap                                        International      Stock
                           Equity         Equity                         Money           Equity         and Bond
                            Index         Index           Bond           Market           Index         Balanced
                            Fund           Fund           Fund            Fund            Fund            Fund          Combined
                        ------------   ------------   ------------    -------------   -------------    -----------    ------------
Proceeds from units
  purchased             $245,242,875   $ 87,235,228   $ 82,122,137    $ 76,566,636    $108,801,489     $52,644,078    $652,612,443
Cost of units
  redeemed                (6,658,699)    (1,185,327)   (18,309,791)    (42,984,532)     (2,213,379)     (4,215,254)    (75,566,982)
Surplus contributed        7,500,000     15,000,000      5,000,000       5,000,000      27,000,000              50      59,500,050
Investment income         10,587,099     15,578,134      8,914,481       4,651,429       5,072,319       2,533,147      47,336,609
Mortality and expense
  risk charges            (5,511,768)    (2,070,651)    (1,595,476)       (903,975)     (2,269,643)     (1,210,550)    (13,562,063)
Realized loss on
  investments             (1,513,464)      (633,430)      (284,421)              -        (599,041)       (285,236)     (3,315,592)
Unrealized appreciation
  (depreciation)         (33,224,620)    (5,494,043)     2,148,549               -     (26,459,721)     (2,205,503)    (65,235,338)
                        ------------   ------------   ------------    ------------    ------------     -----------    ------------
                        $216,421,423   $108,429,911   $ 77,995,479    $ 42,329,558    $109,332,024     $47,260,732    $601,769,127
                        ============   ============   ============    ============    ============     ===========    ============


                                    PART C


                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     All required financial statements are included in Part B.

(b)  Exhibits

     (1) Resolutions of the Board of Directors of State Farm Life Insurance Company ("State Farm") establishing the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account").*

     (2)  Not Applicable.

     (3)  (a)  Distribution Agreement.****
          (b)  Registered Representative Agreement*****

     (4)  (a)  Form of Policy.**
          (b)  Riders to Form of Policy*****
          (c)  Endorsement to Form of Policy******

     (5)  Application.**

     (6)  (a)  Articles of Incorporation of State Farm.*
          (b)  By-Laws of State Farm.*

     (7)  Not Applicable.

     (8)  Participation Agreement.****

     (9)  Opinion and Consent of Counsel.***

     (10) (a)  Consent of Sutherland, Asbill & Brennan LLP
          (b)  Consent of PricewaterhouseCoopers LLP

     (11) Not Applicable.

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Powers of Attorney

________________

     * Incorporated by reference to the Registrant's initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189).

    ** Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189).

   *** Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997.

  ****  Incorporated by reference to Registrant's Post-Effective
        Amendment No. 4 filed with the Securities and Exchange Commission on April 30, 1999.

 ***** Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000.

****** Incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on June 30, 2000

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

       NAME AND PRINCIPAL
       BUSINESS ADDRESS/*/       Position with State Farm
       ----------------          ------------------------
       Edward B. Rust, Jr.       Director; President; Chairman of the Board
       Susan D. Waring           Director; Senior Vice President
       Charles R. Wright         Director; Senior Executive Vice President and Chief
                                 Agency and Marketing Officer
       Roger S. Joslin           Director
       W.H. Knight, Jr.          Director
       Kurt G. Moser             Director; Senior Vice President - Investments
       George L. Perry           Director
       Susan M. Phillips         Director
       Jerry Porras              Director
       Vincent J. Trosino        Director, Vice Chairman of the Board
       Barbara Cowden            Director
       Jack W. North             Director
       Kim M. Brunner            Senior Vice President and General Counsel
       Danny L. Scott, M.D.      Vice President and Medical Director
       Laura P. Sullivan         Vice President, Counsel and Secretary
       Dale R. Egeberg           Vice President and Controller
       Terry L. Huff             Vice President - Advanced Products
       Max E. McPeek             Vice President - Compliance
       Nancy A. Behrens          Vice President - Risk Management
       Joe Monk                  Vice President - Operations
       Dean Van Loon             Vice President - Life Field Operations


* The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

State Farm Mutual Automobile Insurance Company

          State Farm County Mutual Insurance Company of Texas (Common
            Management)
          State Farm Financial Services, FSB (100% Ownership)
          State Farm Florida Insurance Company (100% Ownership)
          State Farm General Insurance Company (100% Ownership)
          State Farm Fire and Casualty Company (100% Ownership)
          State Farm Life Insurance Company (100% Ownership)
                 State Farm Annuity and Life Insurance Company (100% Ownership) State Farm Life and Accident Assurance Company (100% Ownership)
          State Farm Indemnity Company (100% Ownership)
          Amberjack, Ltd. (100% Ownership)
                 Fiesta Jack, Ltd. (100% Ownership)
          State Farm Investment Management Corp. (100% Ownership)
          State Farm International Services, Inc. (100% Ownership)
          State Farm VP Management Corp. (100% Ownership)
          Insurance Placement Services, Inc. (100% Ownership)
          Top Layer Reinsurance LTD (50% Ownership)
          State Farm Lloyds, Inc. (100% Ownership)
                 State Farm Lloyds (Attorney-in-Fact)

ITEM 27.  NUMBER OF POLICY OWNERS

          As of March 1, 2002, there were 80,552 policy owners.


ITEM 28.  INDEMNIFICATION

          Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

          The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) State Farm VP Management Corp. ("State Farm VP") is the registrant's principal underwriter.

          (b)  Officers and Directors of State Farm VP Management Corp.

Name and Principal        Positions and Offices
Business Address*         With the Underwriter
-------------------       ----------------------
Edward B. Rust, Jr.       Director; President
Roger S. Joslin           Director; Sr. Vice President and
                           Treasurer
Kurt G. Moser             Director
Charles R. Wright         Director; Sr. Vice President
Jack W. North             Director; Sr. Vice President
Susan D. Waring           Director; Sr. Vice President
Ralph O. Bolt             Vice President
David R. Grimes           Vice President - Financial and Secretary
Terry L. Huff             Vice President
Max E. McPeek             Vice President
Randall H. Harbert        Vice President
Michael L. Tipsord        Vice President; Assistant Secretary-Treasurer


* The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.


ITEM 30.  LOCATION OF BOOKS AND RECORDS

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

          (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

          (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

          (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

          (d) State Farm represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

          (e) State Farm represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, State Farm Life Insurance Company Variable Annuity Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf in the City of Bloomington and the State of Illinois, on this 26th day of April, 2002.

                                 State Farm Life Insurance Company
                                 Variable Annuity Separate Account
                                            (Registrant)


(SEAL)
                                 By: State Farm Life Insurance Company
                                             (Depositor)


Attest: /s/ Christie S. Kennett             By:      *
        -----------------------               ---------------
        Christie S. Kennett               Edward B. Rust, Jr.
                                              President
                                              State Farm Life Insurance Company

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



Signature                          Title                                                                Date
-----------                        -----                                                                ----


         *                 Director, President and Chairman of the Board                                ---------------
----------------------       (Principal Executive Officer)
Edward B. Rust, Jr.



         *                 Vice President and Controller                                                ---------------
----------------------       (Principal Accounting Officer)
Dale R. Egeberg


         *                 Vice President - Risk Management                                             ---------------
----------------------       (Principal Financial Officer)
Nancy A. Behrens


         *                 Director                                                                     ---------------
----------------------
Barbara Cowden


         *                 Director                                                                     ---------------
----------------------
Roger S. Joslin


         *                 Director                                                                     ---------------
----------------------
W. H. Knight, Jr.


         *                 Director and Senior Vice President - Investments                             ---------------
----------------------
Kurt G. Moser


         *                 Director                                                                     ---------------
----------------------
Jack W. North


         *                 Director                                                                     ---------------
----------------------
George L. Perry


         *                 Director                                                                     ---------------
----------------------
Susan M. Phillips


         *                 Director                                                                     ---------------
----------------------
Jerry Porras


         *                 Director and Vice Chairman of the Board                                      ---------------
----------------------
Vincent J. Trosino


         *                 Director and Senior Vice President                                           --------------
----------------------
Susan D. Waring


         *                 Director and Senior Executive Vice President and Chief Agency                ---------------
----------------------       and Marketing Officer
Charles R. Wright


* By /s/ Stephen L. Horton                                       April 26, 2002
     ---------------------------                                 ---------------
         Stephen L. Horton                                            Date
         Pursuant to Power of Attorney